UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RAYONIER ADVANCED MATERIALS INC.

Incorporated in the State of Delaware

I.R.S. Employer Identification No. 46-4559529

1301 RIVERPLACE BOULEVARD, SUITE 2300

JACKSONVILLE, FL 32207

(Principal Executive Office)

Telephone Number: (904) 357-4600

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RAYONIER
Advanced Materials™

2020

ANNUAL MEETING OF
STOCKHOLDERS AND
PROXY STATEMENT

PAUL G. BOYNTON Chairman, President and Chief Executive Officer

Dear Stockholder:

We are pleased to invite you to attend our Annual Meeting of Stockholders on May 18, 2020, at the DoubleTree Hotel, 1201 Riverplace Boulevard, Jacksonville, Florida, at 5:00 p.m. local time. In the following Notice of 2020 Annual Meeting and Proxy Statement, we describe the matters upon which you will be asked to vote at the meeting.

2019 was a challenging and difficult year, but we did not shy away from soliciting the frank feedback of our stockholders. In fact, in 2019 we enhanced our stockholder outreach to even greater levels than in prior years. We reached out to stockholders holding almost 80% of our outstanding shares. I, other members of senior management and our Board of Directors personally met with, in person or telephonically, stockholders owning about half of our shares. We heard your concerns about our May 2019 failed say-on-pay vote and your views about our business strategy and corporate governance. And, as described in our Proxy Statement, we are incorporating your advice into our business, compensation and governance changes as we move forward in 2020.

Please review the proxy/notice card for instructions on how to vote over the Internet, by telephone or by mail in order to be certain that your shares of stock are represented at the meeting, even if you plan to attend. It is important that all Rayonier Advanced Materials stockholders vote and participate in the affairs and governance of our Company.

The Company is monitoring the COVID-19 situation and we are planning for the possibility that it may become inadvisable or impossible to hold the 2020 Annual Meeting as planned. If we determine that we need to make changes to the 2020 Annual Meeting, we will announce the alternative arrangements as soon as possible.

Thank you for your continued trust, confidence and investment in Rayonier Advanced Materials.

PAUL G. BOYNTON

Chairman, President and

Chief Executive Officer

April 3, 2020

Corporate Headquarters

April 3, 2020

Notice of 2020 Annual Meeting

TO OUR STOCKHOLDERS:

Notice is hereby given that the 2020 Annual Meeting of Stockholders of Rayonier Advanced Materials Inc., a Delaware corporation, will be held at the DoubleTree Hotel, 1201 Riverplace Boulevard, Jacksonville, Florida on Monday, May 18, 2020 at 5:00 p.m. local time, for purposes of:

1)	Electing three Class III directors to terms expiring in 2023

2)	Approving an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the board of directors

3)	Approving an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions

4)	Approving, in a non-binding vote, the compensation of our named executive officers as disclosed in the accompanying Proxy Statement

5)	Ratifying the appointment of Grant Thornton as our independent registered public accounting firm for 2020; and

6)	Acting upon such other matters as may properly come before the meeting

All stockholders holding Rayonier Advanced Materials common stock of record at the close of business on March 20, 2020 are entitled to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE PROMPTLY SUBMIT YOUR PROXY OR VOTING INSTRUCTION. Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the enclosed proxy materials or the information forwarded by your bank, broker or other holder of record to determine which voting methods are available to you. We urge you to complete and submit your proxy electronically or by telephone (if those options are available to you) as a means of reducing the Company’s expenses related to the meeting.

Please be aware that, if you own shares in a brokerage account, you must instruct your broker on how to vote your shares. New York Stock Exchange rules do not allow your broker to vote your shares without your instructions on any of the proposals except the ratification of the appointment of the Company’s independent registered public accounting firm. Please exercise your right as a stockholder to vote on all proposals, including the election of directors, by instructing your broker by proxy.

We urge you to vote your stock, by any of the available methods, at your earliest convenience.

By:
R. Colby Slaughter Assistant Corporate Secretary

NOTE ABOUT FORWARD-LOOKING STATEMENTS

Certain statements in this Proxy Statement, including statements in the Compensation Discussion and Analysis, (also referred to as CD&A) regarding anticipated financial, business, legal or other outcomes, including business and market conditions, outlook and other similar statements relating to Rayonier Advanced Materials’ future events, developments, or financial or operational performance or results, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. A detailed discussion of risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Item 1A-Risk Factors in our Annual Report on Form 10-K for the year ended 2019.

General Information about this Proxy Statement and the Annual Meeting

2020 ANNUAL MEETING OF STOCKHOLDERS OF RAYONIER ADVANCED MATERIALS INC.

MONDAY, MAY 18, 2020

The 2020 Annual Meeting of Stockholders of Rayonier Advanced Materials Inc. (the Annual Meeting) will be held on May 18, 2020, for the purposes set forth in the accompanying Notice of 2020 Annual Meeting. This Proxy Statement and the accompanying proxy card are furnished in connection with the solicitation by the Board of Directors of proxies to be used at the meeting and at any adjournment of the meeting. We may refer to Rayonier Advanced Materials Inc. in this Proxy Statement as “we,” “us,” “our,” the “Company” or “Rayonier Advanced Materials.”

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

We are utilizing Securities and Exchange Commission (the SEC) rules that allow companies to furnish proxy materials to stockholders via the Internet. If you received an Important Notice Regarding the Availability of Proxy Materials (the Internet Notice) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Internet Notice tells you how to access and review the Proxy Statement, form of proxy card and our 2020 Annual Report to Stockholders (the Annual Report), which includes our 2019 Annual Report on Form 10-K, as well as instructions for how to submit your proxy over the Internet. If you received the Internet Notice and would still like to receive a printed copy of our proxy materials, simply follow the instructions for requesting printed materials included in the Internet Notice.

The Internet Notice, these proxy solicitation materials and our Annual Report were first made available on the Internet and mailed to certain stockholders on or about April 3, 2020.

The Notice of 2020 Annual Meeting, this Proxy Statement and our Annual Report are available at www.proxyvote.com.

Annual Report

A copy of our Annual Report, which includes the 2019 Annual Report on Form 10-K, is available on the Internet at www.proxyvote.com as set forth in the Internet Notice. However, we will send a copy of our 2019 Annual Report on Form 10-K (with financial statements but without exhibits) to any stockholder without charge upon written request addressed to:

Rayonier Advanced Materials Inc.

Investor Relations

1301 Riverplace Boulevard

Suite 2300

Jacksonville, Florida 32207, USA

Delivery of Materials to Stockholders Sharing an Address

In addition to furnishing proxy materials over the Internet, the Company takes advantage of the SEC’s householding rules to reduce the delivery cost of materials. Under such rules, only one Internet Notice or, if paper copies are requested, only one Proxy Statement and Annual Report, will be delivered to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. If you are a stockholder who resides in the same household with another stockholder and you wish to receive a separate Proxy Statement and Annual Report or Notice of Internet Availability of Proxy Materials for each account, please contact Broadridge, toll free at 1-866-540-7095. You may also write to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Any stockholder making such request will promptly receive a separate copy of the proxy materials, and separate copies of all future proxy materials. Any stockholder currently sharing an address with another stockholder, but nonetheless receiving separate copies of the materials, may request delivery of a single copy in the future by contacting Broadridge Householding Department by telephone or mail as indicated above.

Proxy Statement Summary

This summary highlights selected information that is provided in more detail throughout this Proxy Statement. This summary does not contain all of the information you should consider before voting, and you should read the entire Proxy Statement before casting your vote.

2020 ANNUAL MEETING INFORMATION

Date & Time May 18, 2020 5:00 p.m. local time

Voting

Stockholders holding our Common Stock as of the close of business on the record date, which is the close of business on March 20, 2020 (Record Date), are entitled to vote. Each share of Common Stock is entitled to one vote for each matter to be voted upon.

Location DoubleTree Hotel 1201 Riverplace Boulevard Jacksonville, Florida

Admission

To attend the Annual Meeting, you will need to bring (1) proof of ownership of Common Stock as of the record date and (2) a valid government-issued photo identification. If you do not have proof of ownership together with a valid picture identification, you will not be admitted to the meeting.

Record Date Record holders of our Common Stock as of March 20, 2020 are entitled to notice of, and to vote at, the Annual Meeting	Admission to the Annual Meeting is limited to stockholders holding our Common Stock as of the record date and one immediate family member; one individual properly designated as a stockholder’s authorized proxy holder; or one qualified representative authorized to present a stockholder proposal properly before the meeting.

No cameras, recording equipment, large bags, briefcases, or packages will be permitted in the Annual Meeting. The Company may implement additional security procedures to ensure the safety of the meeting attendees.

Questions and Answers about the Annual Meeting can be found in Appendix D.

PROPOSALS

MATTER		BOARD VOTE RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)
Proposal 1	Election of three Class III directors to terms expiring in 2023	FOR each nominee	15
Proposal 2	Approving an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the Board of Directors	FOR	26
Proposal 3	Approving an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions	FOR	27
Proposal 4	Approving, in a non-binding vote, the compensation of our named executive officers as disclosed in this Proxy Statement	FOR	29
Proposal 5	Ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2020	FOR	64

2020 RYAM PROXY STATEMENT	1

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

Commitment to Best Practices in Corporate Governance

CORPORATE GOVERNANCE HIGHLIGHTS

Our Board of Directors (the Board) has implemented an effective corporate governance structure that allows our Board and management to focus primarily on the creation of long-term value for our stockholders while also considering the interests of our employees and the communities in which we do business. Supporting that philosophy, we have adopted many leading corporate governance practices, including:

STOCKHOLDER RIGHTS
Management Proposal to Declassify the Board of Directors	In our 2019 proxy statement, management submitted a proposal to be voted on by stockholders at the 2019 Annual Meeting to declassify the Company’s Board of Directors. It did not receive the required stockholder approval. Again, at our 2020 Annual Meeting, management is proposing that the stockholders vote to declassify the Board.
Management Proposal to Eliminate Supermajority Voting Provisions	In our 2019 proxy statement, management submitted a proposal to be voted on by stockholders at the 2019 Annual Meeting to eliminate supermajority voting provisions from the Company’s Amended and Restated Certificate of Incorporation in favor of a majority voting standard. It did not receive the required stockholder approval. Again, at our 2020 Annual Meeting, management is proposing that the stockholders vote to eliminate the supermajority voting provisions from the Company’s Amended and Restated Certificate of Incorporation.
Independent, Non-Executive Chairman of the Board	Since the creation of the Company in 2014, our Corporate Governance Principles (CGPs) have required an Independent Lead Director to ensure independent oversight whenever our CEO is also the Chair of the Board (as he has been since 2014). However, on March 6, 2020, we announced that our Board has decided to split the roles of Chairman and CEO, effective as of the day following our 2020 Annual Meeting, with Paul Boynton to continue in his role as CEO. See Independent Non-Executive Chairman section.
Single Voting Class	All holders of Rayonier Advanced Materials Common Stock have the same voting rights - one vote per share of stock.
Majority Voting Standard for Director Elections	Our Amended and Restated Bylaws mandate that directors be elected under a majority voting standard in uncontested elections. Each director must receive more votes “For” his or her election than votes “Against” in order to be elected.

2

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

STOCKHOLDER RIGHTS
Director Resignation	Any incumbent nominee for director who does not receive the affirmative vote of a majority of the votes cast in any uncontested election must promptly offer to resign. The Nominating and Corporate Governance Committee (Nominating Committee) will make a recommendation on the offer and the Board must accept or reject the offer and publicly disclose its decision and rationale.
No Poison Pill	We do not have a stockholder rights plan, also known as a poison pill, in place.
BOARD COMPOSITION AND ACCOUNTABILITY
Independence	Our CGPs require that not less than 75% of our directors must be independent. During 2019, 90% (nine of ten) of our directors were independent(1), and each of our Board committees consisted entirely of independent directors. See Director Independence section.
Diversity	The composition of our Board represents a diverse and broad mix of skills, experience, knowledge and perspectives relevant to our business. During 2019, we had two female directors on our Board and, commencing in May 2020, we will have three female directors. A summary of relevant director experience and qualifications can be found in the Director Qualifications section.
Continuous Board Refreshment	On March 6, 2020, the Board announced the appointment of two new directors, Ivona Smith and David C. Mariano, and the retirement of C. David Brown, II and Mark E. Gaumond from the Board after the 2020 Annual Stockholders Meeting. Therefore, since 2015, the Board has appointed five new directors, representing refreshment of 55% of the current nine-member Board.
Annual Management Succession Planning Review	Our Board conducts an annual review of management development and succession planning for the CEO and Company senior leadership. See Management Succession Planning section.
Director Tenure	Our CGPs provide that no director may be nominated for election following the director’s 74th birthday. In addition, a director is required to submit an offer of resignation for consideration by the Board upon any significant change in the director’s principal employment or personal circumstance that could adversely impact his or her reputation or the reputation of the Company. See Director Qualifications section.
Director Overboarding Limits	Our CGPs contain provisions to ensure that each of our directors is able to dedicate the meaningful amount of time and attention necessary to be a highly effective member of the Board. A director who is not serving as CEO of a public company may serve on no more than three public company boards (in addition to our Board) and a director serving as the CEO of a public company (including our CEO) may serve on no more than one other public company board (in addition to our Board). No director serving on the Company’s Audit Committee may also serve on the Audit Committee of more than two other public companies.

2020 RYAM PROXY STATEMENT	3

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

BOARD COMPOSITION AND ACCOUNTABILITY
Mandatory Stock Ownership	Each of our directors is required to own Company stock totaling not less than the number of shares constituting the cash portion of his or her annual retainer for the previous five years. See Mandatory Stock Ownership section.
Limit on Equity Awards	Our Incentive Stock Plan limits annual director equity awards. See Limit on Annual Equity Awards section.

(1)	Following Matthew P. Hepler’s resignation from the Board on May 23, 2019, eight of nine of our directors were independent.

4

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

CORPORATE GOVERNANCE PRINCIPLES

Our Board of Directors has adopted a set of Corporate Governance Principles (CGPs), which includes guidelines for determining director independence and consideration of potential director nominees. Our CGPs are found on the Company’s website at www.rayonieram.com. The Board, through its Nominating Committee, regularly reviews developments in corporate governance and best practices and modifies the CGPs, committee charters and key practices as necessary or desirable.

DIRECTOR INDEPENDENCE

The Company’s Common Stock is listed on the New York Stock Exchange (NYSE). In accordance with NYSE listing standards, the Board makes affirmative determinations annually as to the independence of each director and nominee for election as a director. To assist in making such determinations, the Board has adopted a set of Director Independence Standards which conform to or, in some cases, are more exacting than, the independence requirements set forth in the NYSE listing standards. Our Director Independence Standards are appended to the Company’s CGPs and are available at www.rayonieram.com. Based on our Director Independence Standards, the Board has affirmatively determined in its business judgment that all persons who have served as directors of our Company at any time since January 1, 2019, other than Mr. Boynton, are independent (i.e., nine of ten directors in 2019).

NON-EXECUTIVE CHAIRMAN OF THE BOARD

Until March of 2020, our Board had been led by an independent lead director, who was nominated and elected to a two-year term by the other independent Board members. The Board believes this leadership structure has been effective in providing independent oversight of management.

As publicly announced on March 6, 2020, the Board has decided to elect an independent director to serve as Non-Executive Chairman of the Board, thus necessitating the separation of the roles of CEO and Chairman. This change will be effective as of the day after our 2020 Annual Meeting. We believe that the separation of these roles is appropriate and in the best interest of our Company and its stockholders at this time. This change recognizes the time and effort our CEO is required to devote to strategy and day-to-day management of our business, and allows our Chairman to focus on sound governance and oversight practices that benefit the long-term interests of our stockholders.

The duties of our Non-Executive Chairman will include:

Leading the Board’s oversight of the management of the Company

Approving materials and agendas for Board meetings in consultation with other directors and management

Presiding during stockholder meetings, Board meetings and executive sessions of the independent directors

Facilitating communication among directors and the regular flow of information between management and directors

Serving as liaison between independent directors and the CEO

Leading independent directors in periodic reviews of the performance of the CEO

If requested by major stockholders, ensuring he or she is available for consultation and direct communication

Recommending independent outside advisors who report directly to the Board on material issues

The Non-Executive Chairman of the Board will be elected by the Board prior to the 2020 Annual Meeting, with his or her term to commence on the day after such meeting. Until then, Paul G. Boynton will continue as Chairman, President and Chief Executive Officer. After election of the new Non-Executive Chairman, Mr. Boynton will continue in his role as President and Chief Executive Officer. Mr. Boynton will also continue to serve as a director on the Board.

2020 RYAM PROXY STATEMENT	5

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

INDEPENDENT NON-MANAGEMENT DIRECTOR MEETINGS

Our independent non-management directors met separately (without the Chairman and CEO or any members of management) during five regularly scheduled meetings in 2019; these meetings were chaired by our Independent Lead Director. Independent non-management directors on our Board committees also have the opportunity to meet without management present at Board committee meetings.

BOARD DIVERSITY

Our Nominating Committee evaluates the specific personal and professional attributes of each director candidate versus those of the existing Board members to ensure diversity of competencies, experience, personal history and background, thought, skills and expertise across the full Board. While our Nominating Committee has not adopted a formal diversity policy in connection with the evaluation of director candidates or the selection of nominees, consideration is also given to diversity in terms of gender, ethnic background, age and other similar attributes that could contribute to Board perspective and effectiveness. The Nominating Committee also assesses diversity through its annual assessment of Board structure and composition and review of the annual Board and committee performance evaluations. The Nominating Committee and the Board believe that considering diversity is consistent with the goal of creating a Board that best serves the needs of the Company and the interests of its stockholders, and it is one of the many factors that they consider when identifying individuals for Board membership.

In addition, we believe that diversity with respect to refreshment and tenure is important to provide both fresh perspectives and deep experience and knowledge of the Company. Therefore, we aim to maintain an appropriate balance of tenure across our directors. In furtherance of the Board’s active role in succession planning, taking into account the new appointments announced on March 6, 2020, the Board has appointed five new directors since 2015, representing Board refreshment of 55% in six years. Our Board currently has two experienced, highly skilled female directors and, as of the day after our 2020 Annual Meeting, will have three (representing 33% of the Board).

BOARD EVALUATION AND ASSESSMENT

Annual self-evaluation and assessment of Board performance helps ensure that the Board and its committees function effectively and in the best interest of our stockholders. This process also promotes good governance and helps set expectations about the relationship and interaction of the Board and management. The Board’s annual self-evaluation and assessment process, which has been overseen by our Independent Lead Director and in the future will be overseen by our Non-Executive Chairman, is currently structured and carried out as follows:

The Nominating Committee reviews the prior year’s process of self-evaluation and assessment for the Board and Board committees, as well as current trends and best practices.

Under the auspices of the Nominating Committee, the Corporate Secretary facilitates the process agreed upon by the Committee. In 2019, this process consisted of preparation of suggested general topics of discussion, which were disseminated to all directors, followed by confidential interviews of each Board member by the Corporate Secretary.

The feedback generated from the interviews is summarized by the Corporate Secretary and shared with the Lead Director and Chairman.

6

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

These results are then communicated in executive session to the full Board and each committee, as well as to individual directors, as appropriate, which fosters good discussion and consensus on actions to be undertaken.

Changes to policies and practices, as warranted, are implemented as directed by the Board.

The structure of this process is reviewed annually by the Company’s Nominating Committee and changes made as it deems appropriate in accordance with good governance practices.

SUCCESSION PLANNING

One of the primary responsibilities of our Board is to ensure that the Company has a high-performing management team in place. Our full Board has responsibility for management succession planning. The Board manages the succession planning process and, on an annual basis, reviews and approves succession plans for the CEO and other senior executives. This detailed process is designed to maximize the pool of qualified internal candidates who can assume top management positions. To assist the Board, the CEO annually provides our Board with an assessment of senior managers and the potential of each manager to succeed to the CEO position. The CEO also provides the Board with an assessment of persons considered potential successors to senior management positions.

OVERSIGHT OF RISK

We have a robust risk assessment and mitigation process, overseen by our Board of Directors, which includes extensive interaction among our Board, CEO and members of senior management.

BOARD OF DIRECTORS	ENTERPRISE RISK MANAGEMENT COMMITTEE	AUDIT COMMITTEE	COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

The Board oversees risk management through a management-led assessment process that involves direct Board committee oversight. The Board annually appoints the members of the Enterprise Risk Management (ERM) Committee, which is chaired by the CEO, who also serves as the Company’s Chief Risk Officer. Senior executives of the Company are members of the ERM Committee.

The ERM Committee appoints the members of business unit and staff function-level Risk Assessment and Mitigation teams, which continually identify and assess the risks facing their respective business or function and submit semi-annual reports to the ERM Committee. These reports form the basis of the ERM Committee’s annual risk assessment. This assessment is used to develop a list of enterprise-level material risks which are reported to the Audit Committee for review and evaluation of mitigation strategies.

		The Audit Committee then assigns ongoing Board-level oversight responsibility for each material risk identified by the ERM Committee to either the full Board or the appropriate Board committee. Presentations and other communications regarding each risk are made periodically during the year.	The ERM Committee’s annual risk assessment of the Company’s overall compensation policies and practices is presented to the Compensation and Management Development Committee.

2020 RYAM PROXY STATEMENT	7

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

ENGAGEMENT BY MANAGEMENT AND OUR BOARD WITH OUR STOCKHOLDERS

>325	INVESTMENT COMMUNITY OUTREACH Calls, meetings and other personal engagements

~80%/~50%	STOCKHOLDER ENGAGEMENT Percentage of common stock reached out to/spoken with, through calls, meetings and other personal engagements

>90%	ANNUAL MEETING ENGAGEMENT Percentage of common stock represented by vote at the 2019 Annual Meeting

Stockholder Engagement Overview

Our Board and management value and rely upon our stockholders’ perspectives. To help ensure we understand and focus on the priorities that matter most to our stockholders, our directors and senior management proactively conduct thorough and extensive investor outreach throughout the year. In addition to discussing business results and initiatives, strategy and capital structure, we engage with investors on various other matters integral to our business and the Company, such as governance practices, executive compensation and sustainability.

Specific Ways We Engaged with Stockholders in 2019

In 2019 we requested meetings with stockholders representing almost 80% of our issued and outstanding shares, and we were able to meet and engage directly, in person or telephonically, with approximately half of these stockholders. We also met with analysts who cover our Company and leading proxy advisors who serve our investors. We presented at three industry conferences, held two road shows, and in March of 2019 held an Investor Day at the New York Stock Exchange, where investors and analysts heard presentations from our senior management about all aspects of our business (Investor Day presentation materials are available on our website at www.rayonieram.com). Our Board and management carefully consider and evaluate feedback received during these meetings. The feedback we received in 2019 and early 2020 is reflected in the governance changes we announced on March 6, 2020.

Additionally, our Independent Lead Director and other independent directors continued to be closely and directly involved in our investor engagement efforts. Specifically, in 2019 three of our directors held outreach discussions with stockholders representing approximately 50% of our outstanding shares.

A key focus of our investor outreach was our failed Say-on-Pay vote at the 2019 Annual Meeting. This is discussed in more detail below and in the CD&A section.

Stockholders and other interested parties who would like to communicate with one or more members of the Board, a Board committee, the Independent Lead Director (until May 18, 2020), the Non-Executive Chairman (after May 18, 2020) or the independent non-management directors as a group may do so by writing to any such party at Rayonier Advanced Materials Inc., c/o Corporate Secretary, 1301 Riverplace Boulevard, Suite 2300, Jacksonville, Florida 32207. All communications received will be forwarded to the intended recipient(s).

8

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

How We’ve Incorporated Stockholder Feedback Received Over the Past Year

In 2019, investors provided feedback on several governance, strategic and capital structure issues, which the Board and management have carefully evaluated. The feedback we received over the past year has helped guide the Company and influence our thinking and decision-making in several areas, including:

At our 2019 Annual Meeting of Stockholders, our Board and management asked stockholders, in separate proposals, to vote to declassify our Board of Directors and eliminate supermajority voting provisions from our Articles of Incorporation and Bylaws, respectively. These proposals were not approved and, after feedback from our investor outreach, we are again asking our stockholders to approve similar proposals at the 2020 Annual Meeting.

On March 6, 2020, we announced the appointment of two new directors, Ivona Smith and David C. Mariano, and the retirement from the Board of C. David Brown, II1 and Mark E. Gaumond[1]. These changes will be effective as of the day after the 2020 Annual Meeting (and, in the case of Mr. Mariano, assuming his election by the stockholders). Since 2015, 55% of the Board has been refreshed.

Also on March 6, 2020, the Board announced the split of the Chairman and CEO roles, effective as of the day after our 2020 Annual Meeting, thus creating an independent non-executive Chairman. This is consistent with the Board’s commitment to best governance practices, as well as allowing our CEO to focus even more of his time and attention on the strategy and day-to-day operations of the Company.

Our renegotiation of our credit agreement covenants, in September 2019, to provide the Company with flexibility to manage through the current trade and economic headwinds we face.

Our previously-announced initiatives to continue to drastically reduce our costs and focus on cash generation in response to our current business challenges.

Our ESG and sustainability programs, including publication of our 2019 Sustainability report, and discussion of the standards and metrics some of our investors believe we should consider using in the future.

Our Go-To-Market strategy for our High Purity Cellulose business, which we announced at our Investor Day in March of 2019.

Positive support for our announced portfolio review, including our November 2019 sale of our Matane high yield pulp facility for $175 million.

2019 Say-On-Pay Vote

At our 2019 Annual Meeting, only approximately 40% of stockholders expressed support for the compensation of our named executives. As a result of this outcome, we conducted extensive outreach, as described in our CD&A section, with our investors and proxy advisory firms to review our compensation actions and listen to their feedback. As part of its annual assessment of the Company’s executive compensation programs, the Compensation Committee evaluated this investor feedback and decided to take various actions to strengthen the alignment between these programs and the interests of the Company’s stockholders. These actions are summarized in detail in the CD&A section.

STANDARD OF ETHICS AND CODE OF CORPORATE CONDUCT

The Company’s Standard of Ethics and Code of Corporate Conduct (code of conduct) is available on the Company’s website at www.rayonieram.com. Any waivers or amendments to the Code of Conduct will also be available on the Company’s website.

[1]	Messrs. Brown and Gaumond will retire from the Board following the Annual Meeting.

2020 RYAM PROXY STATEMENT	9

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

SUSTAINABILITY OF OUR BUSINESS, COMMUNITY AND ENVIRONMENT

Overview

Sustainability is an integral part of our strategy to maximize long-term stockholder value. Our global sustainability platform is derived directly from our Company values and cultural cornerstones. We are focused on doing what’s right in conducting our business to ensure that we preserve resources for future generations and provide a safe and healthy working environment for our colleagues, while at the same time promoting the continued financial success of the Company and its businesses.

Stewardship

Stewardship is at the heart of our sustainability practices. It means forming partnerships with the people who live, work and raise families in the communities near the forests from which we source our wood and our manufacturing plants, including indigenous communities. It means making quality products from renewable resources so our customers can create their remarkable products we use every day. It means creating a workplace where our employees can have a rewarding career. It means operating our manufacturing plants in an environmentally responsible way and in compliance with laws. It means partnering with suppliers who share our values and commitment to stewardship and sustainability principles.

Sustainability Report

Our 2019 Sustainability Report, which can be found on our Company website at https://rayonieram.com/sustainability-overview/2019-sustainability-report/, provides significant disclosure and transparency regarding our Company-wide sustainability efforts. The Report highlights in detail various specific actions our Company has taken to demonstrating its commitment to sustainability, including in the following areas:

Managing forests and procuring fiber responsibly, and subscribing to internationally recognized forestry standards.

Partnering collaboratively with First Nations in Canada through business relationships, employment opportunities and community and conservation projects.

Investing in scientific research to keep forests healthy.

Continuously looking for ways to conserve energy and water, increase efficiency, reduce the quantities of chemicals we use and recycle/reuse manufacturing byproducts.

Producing innovative products from renewable materials, in many cases offering our customers a substitute for petroleum-based chemicals.

Engaging with and investing in our communities through charitable initiatives, local scholarship programs, open houses and participation on Community Advisory Councils.

Establishing a safety leadership culture focused on everyone working incident free.

Sustainability Council

Our Sustainability Council is comprised of members of senior management representing a broad cross-section of our business. Working under the close oversight of our Board of Directors, the Council identifies the sustainability issues most critical to our business and our stakeholders, recommends programs to advance the Company’s sustainability objectives and identifies the data we need to collect to measure and report progress.

In 2019, members of the Sustainability Council engaged with our customers, investors and other stakeholders and received valuable feedback that helped inform the Company’s sustainability strategy, priorities and initiatives. The Council also published a new human rights and diversity policy and a supplier code of conduct, which are

10

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

available on our Company website, to help ensure we partner with suppliers who share our values and commitment. Additionally, the Council quantified Scope 1 and Scope 2 greenhouse gas emissions following the internationally-recognized Greenhouse Gas Protocol.

Consistent with the plan previously communicated, the Sustainability Council’s focus for 2020 will be to identify key sustainability metrics important to the Company and its investors and other stakeholders and then establish the processes necessary to measure and collect data and track and report progress.

2020 RYAM PROXY STATEMENT	11

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

DIRECTOR COMPENSATION

The Company uses a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, the Board considers the significant time commitment and the skills and experience level necessary for directors to fulfill their duties.

The Nominating Committee’s annual compensation review includes a periodic analysis of data, comparing the Company’s director compensation levels against a peer group of publicly held companies. F.W. Cook, the Board’s independent compensation consultant, provides the Nominating Committee with advice and recommendations on the composition of the peer group and competitive data used for benchmarking our director compensation program. The Nominating Committee uses the information provided by F. W. Cook, as well as other data, to reach its recommendation regarding compensation to be paid to our directors. The Nominating Committee’s recommendation is then provided to the full Board for review and final approval.

Our directors are subject to minimum stock ownership and time-based stock retention requirements, as discussed in the Mandatory Stock Ownership section below.

2019/2020 Cash Compensation

Non-management director compensation is set by the Board after considering the recommendation of the Nominating Committee. For the twelve-month 2019-2020 director compensation period, which ends with the May 18, 2020 Annual Stockholders Meeting, each non-management director receives the following cash compensation (which is prorated for partial year service):

Annual cash retainer of $85,000, payable in equal quarterly installments

Additional annual cash retainers for the chairs of the Audit, Compensation and Nominating Committees of $20,000, $15,000 and $10,000, respectively, payable in equal quarterly installments; and

Additional annual cash retainer for the Independent Lead Director of $25,000, payable in equal quarterly installments

Annual Equity Awards

For the 2019-2020 period, on or about May 21, 2019, each non-management director received a restricted stock unit award equivalent to $105,000 based on grant date value (which is prorated for partial year service), to vest on May 21, 2020 if the director has not voluntarily left the Board prior to such date (other than due to the director’s death or disability or in the event of other extraordinary circumstances as determined by the Nominating Committee).

Dividends on the restricted stock unit award accrue in a separate account and are paid upon vesting, together with interest thereon at a rate equal to the Prime Rate as reported in The Wall Street Journal, adjusted and compounded annually as of each December 31 (the Prime Rate).

Limit on Annual Equity Awards

Our Equity Incentive Plan caps annual equity awards to each director at not more than $300,000 per year. As described above, each Director’s annual equity award in the 2019-2020 period was valued at $105,003.

Cash Fees Deferral Plan

Directors may defer up to 100% of their cash compensation. Any deferred amounts are paid to the director in a single lump sum on the later of the date the director turns 74, the conclusion of the director’s term, or upon termination as a director, if prior to age 74. Any deferred amounts earn interest at a rate equal to the Prime Rate.

12

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

Mandatory Stock Ownership

Each of our directors is required to own Company stock valued at not less than the cash portion of his or her annual retainer for the previous five years. Information on stock ownership by our directors is provided in the CD&A.

2019 Director Compensation Table

The following table provides compensation information for the one-year period ended December 31, 2019 for all individuals serving on our Board of Directors at any time from January 1, 2019 until December 31, 2019.

NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	ALL OTHER COMPENSATION ($)(2)	TOTAL ($)
Charles E. Adair	105,000	105,003	1,655	211,658
De Lyle W. Bloomquist	85,000	105,003	1,655	191,658
Paul G. Boynton(3)	-	-	-	-
C. David Brown, II(4)	110,000	105,003	1,655	216,658
Julie A. Dill	85,000	105,003	1,655	191,658
Mark E. Gaumond(5)	100,000	105,003	1,655	206,658
Matthew P. Hepler(6)	21,250	-	1,655	22,905
James F. Kirsch	85,000	105,003	1,655	191,658
Thomas I. Morgan	85,000	105,003	1,655	191,658
Lisa M. Palumbo	95,000	105,003	1,655	201,658

(1)

Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating these values may be found in Note 15 Incentive Stock Plans included in the notes to financial statements in our 2019 Annual Report on Form 10-K. On May 21, 2019, each non-management director was granted a restricted stock unit award equivalent to $105,000 which, based on grant date value ($7.92), corresponded to 13,258 restricted stock units, for a total award of $105,003 after rounding (because the Company does not issue fractional shares for director equity awards). These awards will vest on May 21, 2020.

(2)	Represents accrued dividends and interest on restricted stock awards which vested on May 22, 2019.

(3)	Mr. Boynton, as an executive officer of the Company, was not compensated for service as a director. See the Summary Compensation Table for compensation information relating to Mr. Boynton during 2019.

(4)	Mr. Brown will retire from the Board following the Annual Meeting.

(5)	Mr. Gaumond will retire from the Board following the Annual Meeting.

(6)	Mr. Hepler resigned from the Board on May 23, 2019.

ANTI-HEDGING/ANTI-PLEDGING POLICY

We have adopted a stringent anti-hedging and anti-pledging policy that applies to all (1) employees of the Company who are officers, (2) directors, and (3) immediate family members of employees who are officers and directors and other members of their households, as well as entities controlled by any of them. Under our policy, the Company may also designate, from time to time, in our discretion, other key employees to be subject to our anti-hedging policy.

The policy precludes all hedging or other offsetting of any potential decrease in the market value of the Company’s equity securities as well as pledging of Company securities. Although not limited to these specific types of transactions, under the Company’s policy the following are specifically prohibited:

Short sales

Trading in options

2020 RYAM PROXY STATEMENT	13

COMMITMENT TO BEST PRACTICES IN CORPORATE GOVERNANCE

Hedging transactions of all types, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds

Pledges of Company securities, such as collateral for margin loans or margin accounts

Standing or limit orders, unless under a Rule 10b5-1 plan that meets all requirements of the Company’s applicable policy and is approved by the Company’s Corporate Secretary

RELATED PERSON TRANSACTIONS

Our Board has adopted a written policy designed to minimize potential conflicts of interest in connection with Company transactions with related persons. Our policy defines a Related Person to include any director, executive officer or person owning more than five percent of the Company’s stock, any of their immediate family members and any entity with which any of the foregoing persons are employed or affiliated. A Related Person Transaction is defined as a transaction, arrangement or relationship in which the Company is a participant, the amount involved exceeds $120,000 and a Related Person has or will have a direct or indirect material interest.

To implement the policy, each year a Related Person list is compiled based on information obtained from our annual Director and Officer Questionnaires and, after review and consolidation by our Corporate Secretary, is provided to business unit, accounts payable, accounts receivable, financial, legal and communications managers and other persons responsible for purchasing or selling goods or services for the Company. Prior to entering into any transaction with a Related Person, the manager responsible for the potential transaction, or the Related Person, must provide notice to the Corporate Secretary setting out the facts and circumstances of the proposed transaction. If the Corporate Secretary determines the transaction would constitute a Related Person Transaction, it is then submitted for consideration by the Audit Committee, which will approve only those transactions determined to be in, or not inconsistent with, the best interests of the Company and its stockholders. In reviewing Related Person Transactions, the Audit Committee considers:

The Related Person’s relationship to the Company and interest in any transaction with the Company

The material terms of a transaction with the Company, including the type and amount

The benefits to the Company of any proposed or actual transaction

The availability of other sources of comparable products and services that are part of a transaction with the Company; and

If applicable, the impact on a director’s independence

In the event we become aware of a completed or ongoing Related Person Transaction that has not been previously approved, it is promptly submitted to the Audit Committee for evaluation and, if deemed appropriate, ratification.

In addition, each year the persons and entities identified as Related Persons are matched against the Company’s accounts payable and accounts receivable records to determine whether any Related Person participated in a transaction with the Company, regardless of the amount involved. A report of all such transactions is prepared by the Corporate Secretary and reviewed with the Audit Committee to determine if any would constitute a Related Person Transaction under our policy or would require Proxy Statement disclosure under applicable SEC rules and regulations. After conclusion of this process, the Audit Committee did not identify any Related Person Transactions occurring in 2019 that would require Proxy Statement disclosure.

14

PROPOSAL 1-ELECTION OF DIRECTORS

Proposal 1-Election of Directors

Our Board of Directors is responsible for establishing overall corporate policy and for overseeing management and the ultimate performance of the Company. Our Board reviews strategy and significant developments affecting the Company and acts on matters requiring Board approval. Our Board held 17 meetings during 2019 and each director attended at least 75% of the combined total of all (i) Board meetings and (ii) meetings of committees of the Board of which the director was a member during his or her tenure as a Board member.

Our Board currently consists of nine directors divided as evenly as possible into three classes (I, II and III) serving staggered three-year terms. Directors for each class will be voted on at the annual meeting of stockholders held in the year in which the term for that class expires, and after election, will serve for a term of three years. The terms of the Class III directors will expire at the 2020 Annual Meeting of Stockholders and such directors are nominees for election. The terms of the Class I directors will expire at the 2021 Annual Meeting of Stockholders, and the terms of the Class II directors are set to expire at the 2022 Annual Meeting of Stockholders.

Accordingly, stockholders are being asked to vote on the election of the three Class III directors, each to serve until the 2023 Annual Meeting of Stockholders (and their successors are duly elected and qualified). Each of the nominees has consented to stand for election. Our Board has no reason to believe any nominee will be unable to serve as a director. If, however, a nominee should be unable to serve at the time of the 2020 Annual Meeting of Stockholders, Common Stock properly represented by valid proxies will be voted for a substitute nominee nominated by the Board. Alternatively, our Board may either allow the vacancy to remain unfilled until an appropriate candidate is located or may reduce the authorized number of directors to eliminate the unfilled seat.

If any incumbent nominee for director should fail to receive the required affirmative vote of a majority of the votes cast with regard to his or her election, then under Delaware law (the Company’s state of incorporation) the director would remain in office as a holdover director until a successor is elected or the director resigns, retires or is otherwise removed. In such a situation, our CGPs require the director to tender his or her resignation to our Board. The Nominating Committee would then consider such resignation and make a recommendation to our Board as to whether to accept or decline the resignation. Our Board would then make a determination and publicly disclose its decision and rationale within 90 days after receipt of the tendered resignation.

DIRECTOR QUALIFICATIONS

We believe the members of our Board of Directors have an optimal mix of relevant and diverse experience, qualifications, attributes, and skills given the Company’s business, together with demonstrated integrity, judgment, leadership and collegiality, to effectively advise and oversee management in executing our strategy. There are no specific minimum qualifications for director nominees other than, as required by our CGPs, no director nominee may stand for election after he or she has reached the age of 74. In identifying and evaluating potential nominees, our Nominating Committee seeks individuals who have the experience, skills, knowledge, expertise and personal and professional integrity to be effective, in conjunction with our other Board members, in collectively serving the long-term interests of our stockholders. Criteria for Board membership are periodically evaluated by the Nominating Committee taking into account the Company’s strategy, objectives, markets, operations, regulatory environment and other relevant factors, as well as changes, if any, in applicable laws and NYSE listing standards.

The Nominating Committee believes that each of our directors has an established record of accomplishment in areas relevant to our business and objectives and possesses the characteristics identified in our CGPs as essential to a well-functioning and deliberative governing body, including integrity, independence and commitment.

Each of the directors listed below, including the three nominees for election, has experience as a senior executive and also is serving or has served as a director of one or more private or public companies and on a variety of board committees. As such, each has executive experience, as either or both a director or senior executive, in most, if not all, of the following areas, which are critical to the conduct of the Company’s business: strategy development and implementation; global operations; risk assessment and management; accounting and financial reporting; internal controls; capital markets and corporate finance; the evaluation, compensation, motivation and retention of senior

2020 RYAM PROXY STATEMENT	15

PROPOSAL 1-ELECTION OF DIRECTORS

executive talent; public policy as it impacts global industrial companies; compliance program oversight; and corporate governance. Many of the directors also bring insights into specific end-markets and geographic markets that are important to the Company. Our directors collectively provide a range of perspectives, experiences and competencies well-suited to providing advice and counsel to management and to overseeing the Company’s business and operations. See Director Skills and Experience Matrix.

A biography of each member of the Company’s Board of Directors, including the three nominees for election, is set forth below, along with a statement of each director’s qualifications to serve on the Board.

The Board of Directors recommends that you vote “for” each of the three nominees named below for election to the Board of Directors for a term to expire at the 2023 Annual Meeting of Stockholders.

BIOGRAPHICAL AND QUALIFICATIONS INFORMATION OF THE THREE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Class III, Terms to Expire in 2023, if Re-elected

DE LYLE W. BLOOMQUIST	AGE: 61	DIRECTOR SINCE: 2014

Mr. Bloomquist is currently a partner for Windrunner Management Advisors LLC (a management advisory services business). He retired in March 2015 as President, Global Chemical Business of Tata Chemicals Limited (an international inorganic chemical and fertilizer manufacturing company), a position he held since 2009. Previously, he served as President and Chief Executive Officer (CEO) of General Chemical Industrial Products Inc. (which was acquired by Tata Chemicals Limited in 2008) from 2004 to 2009. Prior to that, Mr. Bloomquist served at General Chemical Group Inc. in positions of increasing responsibility from 1991 to 2004, including Division Vice President and General Manager, Industrial Chemicals and Vice President and Chief Operating Officer. Mr. Bloomquist serves on the Board of Directors of Crystal Peak Minerals Inc. (f/k/a EPM Mining Ventures Inc.), Gran Colombia Gold Inc., Huber Engineered Materials, PDS Biotechnology Corporation (f/k/a Edge Therapeutics Inc.), Ciner Wyoming LLC and Scientia Vascular LLC. He is currently a partner for Ranch Estates LLC (a real estate developer). Mr. Bloomquist also served as a director of Vivos Therapeautics Inc., from April 2018 to March 2019, Costa Farms, Inc. from July 2016 to July 2017, a director of PDS Biotechnology Corporation from December 2014 to March 2019 and ANSAC from January 1998 to July 2009. He also serves on the Board of Business Advisors for the Tepper School of Business at Carnegie Mellon University, and on the Board of Advisors for Sonoran Capital. Mr. Bloomquist is a graduate of Brigham Young University and holds an MBA from Carnegie Mellon University.

EXPERIENCE:

Mr. Bloomquist has over 25 years of domestic and international experience in the chemicals, minerals and materials industries, including in the areas of finance, sales, logistics, operations, IT, strategy and business development, as well as CEO and other senior leadership experience. We believe Mr. Bloomquist’s depth and breadth of experience and expertise in industry makes him particularly well-suited to assist our Board with operational and strategic decisions about the Company’s business.

16

PROPOSAL 1-ELECTION OF DIRECTORS

PAUL G. BOYNTON	AGE: 55	DIRECTOR SINCE: 2014

Mr. Boynton is Chairman, President and CEO of the Company, a position he has held since June 2014. (As noted earlier, Mr. Boynton will step down as Chairman, and will continue as CEO, President and Director, following the 2020 Annual Meeting.) He previously held a number of positions of increasing responsibility with Rayonier Inc., including Senior Vice President, Performance Fibers from 2002 to 2008, Senior Vice President, Performance Fibers and Wood Products from 2008 to 2009, Executive Vice President, Forest Resources and Real Estate from 2009 to 2010, President and Chief Operating Officer from 2010 to 2011, President and CEO from January 2012 to May 2012 and Chairman, President and CEO from May 2012 to June 2014. Mr. Boynton joined Rayonier Inc. as Director, Specialty Pulp Marketing and Sales in 1999. Prior to joining Rayonier Inc., he held positions with 3M Corporation from 1990 to 1999, including as Global Brand Manager, 3M Home Care Division. Mr. Boynton has served on the Board of Directors of The Brink’s Company since 2010, and is a member of the Board of Governors and Executive Committee of the National Council for Air and Stream Improvement, a member of the Board of Directors of the National Association of Manufacturers and a member of the Board of Directors of the Federal Reserve Bank of Atlanta’s Jacksonville Branch. From 2012 until 2014 Mr. Boynton also served as a director of Rayonier Inc. He holds a bachelor’s degree in Mechanical Engineering from Iowa State University, an MBA from the University of Iowa and graduated from the Harvard University Graduate School of Business Advanced Management Program.

EXPERIENCE:

As a result of Mr. Boynton’s service as the Company’s President and CEO, and his prior service as an officer and director of Rayonier Inc., he has developed valuable business, management and leadership experience, as well as extensive knowledge of the Company and long-standing relationships with its major customers. We believe this experience, together with his marketing and engineering background, make Mr. Boynton uniquely well-suited to help lead our Board’s considerations of strategic and operational decisions and manage the Company’s business.

2020 RYAM PROXY STATEMENT	17

PROPOSAL 1-ELECTION OF DIRECTORS

DAVID C. MARIANO	AGE: 57	DIRECTOR SINCE: 2020

Mr. Mariano is currently the Managing Director of DCM Capital, a private investment firm with holdings in the equity and debt of public and private companies, a position he has held since founding DCM in 2011. From 1998 to 2011, Mr. Mariano was Managing Partner of Wellspring Capital Management, a registered investment advisor focusing on turnaround and restructuring opportunities in a range of industries, and served as Executive Chairman of the Board of Neucel Specialty Cellulose, a manufacturer and seller of dissolving wood pulp products, including high purity specialty cellulose and viscose pulps, from 2006 to 2011. Mr. Mariano was also a Managing Director at the Blackstone Group and a Senior Manager at Ernst & Young. He holds a bachelor’s degree in economics from Gustavus Adolphus College and an MBA from Duke University.

EXPERIENCE:

Mr. Mariano has 33 years of experience investing in, managing and advising global businesses, with a focus over the past 15 years in the dissolving wood pulp business, as well as significant experience in capital markets, restructurings and value-creating transactions. He is also a significant stockholder of the Company, currently holding approximately 1.3% of the Company’s common stock.

BIOGRAPHICAL AND QUALIFICATIONS INFORMATION OF OTHER DIRECTORS

Class I, Terms to Expire in 2021

CHARLES E. ADAIR	AGE: 72	DIRECTOR SINCE: 2015

Mr. Adair is the President of Kowaliga Capital, Inc., an investment company, since 1993. Mr. Adair previously worked for Durr-Fillauer Medical, Inc. where he served in various capacities including President and Chief Operating Officer from 1973 to 1992. Mr. Adair has served on the Board of Directors of Tech Data Corporation since 1995 and Globe Life Inc. (f/k/a Torchmark Corporation) since 2003. Mr. Adair also served on the Board of Directors of PSS World Medical, Inc. (PSS), from 2002 through February 2013, when PSS was acquired by McKesson Corp. Mr. Adair is a Certified Public Accountant (inactive) and holds a B.S. degree in Accounting from the University of Alabama.

EXPERIENCE:

Mr. Adair brings significant experience in public company governance as a director, financial management and accounting, as well as extensive distribution and global supply chain expertise. As a result, we believe he is particularly well-suited to contribute to Board oversight of the Company’s governance and overall financial performance, auditing and its external auditors, and controls over financial reporting.

18

PROPOSAL 1-ELECTION OF DIRECTORS

JULIE A. DILL	AGE: 60	DIRECTOR SINCE: 2018

Ms. Dill most recently served as the Chief Communications Officer for Spectra Energy Corp. (Spectra) (which operated in three key areas of the natural gas industry: transmission and storage, distribution, and gathering and processing) from 2013 until Spectra’s merger with Enbridge, Inc. in February 2017. She previously served as the Group Vice President of Strategy for Spectra and the President and CEO of Spectra Energy Partners, LP (NYSE: SEP) from 2012 until 2013, and prior to that served as President of Union Gas Limited from 2007 until 2011. Previously, Ms. Dill served in various financial and operational roles with Duke Energy, Duke Energy International and Shell Oil Company. She serves on the Board of Directors of QEP Resources, Inc., InterPipeline Ltd. and Southern Star, and is on the advisory board of Centuri Construction Group. Ms. Dill is a member of the Advisory Council for the College of Business and Economics at New Mexico State University and sits on the Community Relations Committee of the Health System Board of Memorial Hermann Hospital. Previously, she sat on the board of directors of Spectra Energy Partners, LP from 2012 to February 2017. Ms. Dill holds a B.B.A. from New Mexico State University and graduated from the Harvard University Graduate School of Business Advanced Management Program.

EXPERIENCE:

As a result of Ms. Dill’s experience as the President and CEO of a publicly-traded energy company, her strong financial background, investor relations and communications experience and her more than 35 years of experience in the energy industry, including in Canada, we believe she provides valuable insight and knowledge to our Board’s oversight of the Company’s internal operations, investor relations and communications strategies.

2020 RYAM PROXY STATEMENT	19

PROPOSAL 1-ELECTION OF DIRECTORS

JAMES F. KIRSCH	AGE: 62	DIRECTOR SINCE: 2014

Mr. Kirsch served as the Chairman, President and CEO of Ferro Corporation (a leading producer of specialty materials and chemicals) from 2006 to 2012. He joined Ferro in October 2004 as its President and Chief Operating Officer, was appointed CEO and Director in November 2005 and was elected Chairman in December 2006. Prior to that, from 2002 through 2004, he served as President of Quantum Composites, Inc. (a manufacturer of thermoset molding compounds, parts and sub-assemblies for the automotive, aerospace, electrical and HVAC industries). From 2000 through 2002, he served as President and director of Ballard Generation Systems, Inc. and Vice President for Ballard Power Systems Inc. in Burnaby, British Columbia, Canada. Mr. Kirsch began his career with The Dow Chemical Company, where he spent 19 years and held various positions of increasing responsibility, including global business director of Propylene Oxide and Derivatives and Global Vice President of Electrochemicals. Since October of 2018, he has served as a director of GCP Applied Technologies Inc. Mr. Kirsch formerly served as a director of Cleveland-Cliffs, Inc., formerly known as Cliffs Natural Resources, Inc. from March 2010 to August 2014 and as the Executive Chairman from January 2014 to August 2014. He is a graduate of The Ohio State University.

EXPERIENCE:

Mr. Kirsch brings a wealth of senior management experience with major organizations with international operations, and has substantial experience in the areas of specialty materials and chemicals. As a former chairman, president and CEO of a NYSE-listed company, he brings considerable senior leadership experience to our Board and the committees thereof on which he serves.

20

PROPOSAL 1-ELECTION OF DIRECTORS

Class II, Terms to Expire in 2022

THOMAS I. MORGAN	AGE: 66	DIRECTOR SINCE: 2014

Mr. Morgan is a Senior Advisor to AEA Investors LP (a New York private equity firm). He was formerly a partner and Lead Director of the Advisory Board of BPV Capital Management LLC (an investment manager of mutual funds) from April 2013 to May 2016. Mr. Morgan also served as the Chairman of Baker & Taylor, Inc. (a leading distributor of books, videos and music products to libraries, institutions and retailers) from July 2008 to January 2014, and served as the CEO from 2008 to 2012. Mr. Morgan also served as the CEO of Hughes Supply Inc. (a diversified wholesale distributor of construction, repair and maintenance-related products) from 2003 to 2006, as President from 2001 to 2006, and as Chief Operating Officer from 2001 to 2003. Previously, he served as CEO of Enfotrust Networks, LLC, Value America, Inc. and US Office Products Co. He also served for 22 years at Genuine Parts Company in positions of increasing responsibility from 1975 to 1997. Mr. Morgan has been a director of Tech Data Corporation since 2007. He formerly served as a director of ITT Educational Services, Inc. (January 2013 to September 2016), Rayonier Inc. (January 2012 to June 2014), Baker & Taylor, Inc. and Waste Management, Inc. Mr. Morgan holds a bachelor’s degree in Business Administration from the University of Tennessee.

EXPERIENCE:

Mr. Morgan brings both public and private company leadership and public company CEO experience and a deep understanding of distribution and global supply chain management. As a result, we believe he is particularly well-suited to contribute to Board oversight of overall management and governance issues and our global high-purity cellulose business.

LISA M. PALUMBO	AGE: 62	DIRECTOR SINCE: 2014

Ms. Palumbo served as the Senior Vice President, General Counsel and Secretary of Parsons Brinckerhoff Group Inc. (a global consulting firm providing planning, design, construction and program management services for critical infrastructure projects) from 2008 until her retirement in January 2015. Prior to that, Ms. Palumbo served as Senior Vice President, General Counsel and Secretary of EDO Corporation (a defense technology company) from 2002 to 2008. In 2001, Ms. Palumbo served as Senior Vice President, General Counsel and Secretary of Moore Corporation; from 1997 to 2001 she served as Vice President, General Counsel and Secretary of Rayonier Inc., and from 1987 to 1997 she served in positions of increasing responsibility, including Assistant General Counsel and Assistant Secretary for Avnet, Inc. (a global distributor of technology products). Ms. Palumbo holds bachelor’s and juris doctorate degrees from Rutgers University.

EXPERIENCE:

With over 28 years of legal experience with international, public and private companies, Ms. Palumbo brings substantial expertise in the areas of law, corporate governance, enterprise risk management, health and safety and compliance. We believe this experience and expertise, together with her prior experience as the General Counsel of Rayonier Inc., uniquely qualify her to contribute to our Board regarding the Company’s business and to assist with our Board’s oversight of the Company’s risk management, legal and compliance responsibilities.

2020 RYAM PROXY STATEMENT	21

PROPOSAL 1-ELECTION OF DIRECTORS

IVONA SMITH	AGE: 50	DIRECTOR SINCE: 2020

Ms. Smith is an advisor with Drivetrain LLC, an independent fiduciary services firm, a position she has held since 2016. Prior to joining Drivetrain LLC, she was Managing Director at Fair Oaks Capital LP, an investment advisory firm, from 2014 to 2016, Co-Founder of Restoration Capital Management LLC, an investment advisory firm from 2001-2012, and Co-Portfolio Manager at Tribeca Investments, LLC, the broker/dealer division of Citigroup/Traveler’s from 1999 to 2000. Ms. Smith was also an auditor, analyst and financial consultant at various accounting and investment banking firms, including Kidder Peabody and Ernst & Young. Ms. Smith previously served on the Boards of ITN Networks LLC from 2017 to 2018 and The Weinstein Company from 2018 to present. Ms. Smith holds a bachelor’s degree in finance from Fordham University and an MBA from NYU Stern School of Business.

EXPERIENCE:

Ms. Smith brings significant financial, capital markets, restructuring and accounting experience, working extensively with senior management teams and as a fiduciary to the investment community, including serving as an outside independent director for companies. Additionally, she has over 25 years of experience investing in or advising companies undergoing operational or financial challenges. Ms. Smith is particularly well-suited to contribute to the Board of Directors oversight of the Company’s capital structure, financial performance, auditing and its external auditors, and controls over financial reporting.

22

PROPOSAL 1-ELECTION OF DIRECTORS

DIRECTOR SKILLS AND EXPERIENCE MATRIX

The table below shows the skills and experience each director brings to our Board.

(1)	Messrs. Brown and Gaumond will retire from the Board following the Annual Meeting.
(2)	Mr. Mariano was born and raised in the City of Manila, in the Philippines.

2020 RYAM PROXY STATEMENT	23

PROPOSAL 1-ELECTION OF DIRECTORS

DIRECTOR NOMINATION PROCESS

Potential director candidates may come to the attention of the Nominating Committee through current directors, management, business leaders, stockholders and others. The Nominating Committee also has, from time to time, utilized independent third-party search firms to identify potential director candidates and may do so in the future. Our Nominating Committee will consider director nominees submitted by stockholders based on the same criteria used in evaluating candidates for Board membership identified from any other source. The directions for stockholders to submit director nominations for the 2021 Annual Meeting of Stockholders are set forth in Appendix D under When Are Stockholder Proposals for the 2021 Annual Meeting of Stockholders Due?

Mr. Mariano, who has been nominated for election to the Board as a Class III Director, and Ms. Smith, who was appointed as a Class II Director to the Board effective as of the conclusion of the Annual Meeting on May 18, 2020, were both named to the Board in accordance with an agreement entered into between the Company, Pangaea Ventures, L.P. and Ortelius Advisors L.P. (who collectively are significant stockholders of the Company), dated March 6, 2020. Information about this agreement was disclosed in the Company’s Form 8-K filed on March 9, 2020.

FORMAL DIRECTOR ONBOARDING PROCESS

Upon joining our Board, new directors receive a comprehensive orientation and formal onboarding process to facilitate their transition onto our Board. Our onboarding process familiarizes new directors with the Company’s businesses, strategic plans, governance program, Board policies, and the director’s responsibilities on assigned Board committees. New directors hold meetings with the Company’s senior leadership and key management team members to learn about the Company and its opportunities, challenges and risks, and participate in site visits to learn about our manufacturing, quality and supply chain operations. Based on feedback received, we believe this onboarding program, coupled with participation in regular Board and Board committee meetings, provides new directors with a strong foundation in our Company’s business and accelerates their ability to fully engage in Board discussions.

DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS

Directors are encouraged to attend each Annual Meeting of Stockholders. At the 2019 Annual Meeting of Stockholders, all directors were in attendance.

24

PROPOSAL 1-ELECTION OF DIRECTORS

COMMITTEES OF THE BOARD OF DIRECTORS

Our Board of Directors has three standing committees, each of which operates under a written charter available in the Investor Relations section of the Company’s website at www.rayonieram.com.

AUDIT	NUMBER OF MEETINGS IN 2019: 9

This committee advises our Board concerning the capital structure of the Company and oversees our accounting and financial reporting policies, processes and systems, as well as our systems for internal control, including:

 overseeing financial reporting, controls and audit performance monitoring and oversight of the independence and performance of our independent registered public accounting firm, with responsibility for such firm’s selection, evaluation, compensation and, if applicable, discharge approving, in advance, all of the audit and non-audit services provided to the Company by the independent registered public accounting firm facilitating open communication among our Board, senior management, internal audit and the independent registered public accounting firm overseeing our enterprise risk management, cybersecurity, and legal compliance and ethics programs, including our Standard of Ethics and Code of Corporate Conduct

 overseeing financing and hedging activity

 overseeing our investment policies and financial performance of the assets invested in our pension and savings plans

MEMBERS: Charles E. Adair, Chair De Lyle W. Bloomquist Julie A. Dill Mark E. Gaumond James F. Kirsch

COMPENSATION AND MANAGEMENT DEVELOPMENT	NUMBER OF MEETINGS IN 2019: 6

This committee oversees the compensation and benefits of senior-level employees, including:

 evaluating senior management performance, succession planning and development matters establishing executive compensation

 reviewing and approving the Compensation Discussion and Analysis included in the annual Proxy Statement recommending compensation actions regarding our CEO for approval by non-management directors of our Board approving individual compensation actions for all senior executives other than our CEO (which is approved by the Board)

MEMBERS: Mark E. Gaumond, Chair De Lyle W. Bloomquist C. David Brown, II Julie A. Dill Thomas I. Morgan Lisa M. Palumbo

NOMINATING AND CORPORATE GOVERNANCE	NUMBER OF MEETINGS IN 2019: 6

This committee advises our Board with regard to Board structure, composition and governance, including:

 establishing criteria for Board nominees and identifying qualified individuals for nomination to become Board members, including engaging advisors to assist in the search process where appropriate, and considering potential nominees recommended by stockholders recommending the structure and composition of Board committees overseeing evaluation of Board and committee effectiveness

 recommending director compensation and benefits programs to our Board overseeing our corporate governance structure and practices, including our CGPs reviewing and approving changes to the charters of the other Board committees

MEMBERS: Lisa M. Palumbo, Chair Charles E. Adair C. David Brown, II James F. Kirsch Thomas I. Morgan

The Nominating Committee and Board annually review the Company’s committee structure and may make changes in accordance with best governance practices, the optimal operation of the Board and the best interest of the Company and its stockholders.

2020 RYAM PROXY STATEMENT	25

PROPOSAL 2 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

Proposal 2 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Declassify the Board of Directors

The Company’s Amended and Restated Certificate of Incorporation (the Certificate of Incorporation) provides for a classified board of directors divided into three classes of directors, with each class elected for staggered three-year terms. This structure was put in place by the Company’s former parent company at the time of the spin-off of the Company in 2014, to provide the then-new Company with stability and continuity to deliberately develop and implement the best long-term, strategic course for the Company to create value.

Our Nominating and Corporate Governance Committee and Board frequently review the Company’s governance structure and practices. In late 2018, after considering the steps taken by the Company since the spin-off toward implementing the Company’s strategy, dialogue with our stockholders, current best governance practices and the advantages and disadvantages of declassification, our Board determined it is in the best interests of the Company and its stockholders to amend the Company’s Certificate of Incorporation and our Amended and Restated Bylaws (the Bylaws) to declassify the Board. Unfortunately, the Board’s proposal to declassify the Board did not receive the required support in a vote at the 2019 Annual Meeting of Stockholders. As such, the Board is again asking our stockholders to approve a proposal to declassify our Board of Directors at the 2020 Annual Meeting of Stockholders.

The proposed amendment to the Certificate of Incorporation would eliminate the classification of the Board over a three-year period beginning at the 2021 Annual Meeting of Stockholders, with directors each elected to a one-year term following the expiration of their existing terms, and provide for the annual election of all directors beginning at the 2023 Annual Meeting of Stockholders. This Proposal will not affect the existing terms of our directors, and the directors who are nominated for election at the 2020 Annual Meeting of Stockholders, will still be elected for three-year terms, even if the proposed amendment is approved.

The proposed amendment to the Certificate of Incorporation would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company would file promptly following the 2020 Annual Meeting of Stockholders, if our stockholders approve the proposed amendment. The proposed amendment would not change the present number of directors or the Board’s authority to change that number and to fill any vacancies or newly created directorships.

Delaware law provides, unless otherwise addressed in the certificate of incorporation, that members of a board that is classified may be removed only for cause. The proposed amendment would provide that once the Rayonier Advanced Materials Board is fully declassified as of the 2023 Annual Meeting of Stockholders, directors may be removed with or without cause.

The proposed amendment to the Certificate of Incorporation described in this proposal is attached to this Proxy Statement as Appendix A. The affirmative vote of the holders of not less than 80% of the outstanding shares of stock entitled to vote generally in the election of directors on the Record Date is required to approve this proposed amendment pursuant to the Certificate of Incorporation. If our stockholders approve the proposed amendment to the Certificate of Incorporation, the Board will make certain conforming changes to the Company’s Bylaws and CGPs.

The Board of Directors recommends that you vote “for” the management proposal to amend the Certificate of Incorporation to declassify the Board of Directors and allow for annual elections of directors.

26

PROPOSAL 3 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS

Proposal 3 – Approval of Amendment to Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provisions

The Company’s Certificate of Incorporation and Bylaws each require the affirmative vote of shares representing not less than 80% of the Company’s outstanding shares of stock entitled to vote generally in the election of directors (a Supermajority Vote), to alter, amend or repeal certain provisions of those documents.

Specifically, Article XIII of the Certificate of Incorporation provides that any alteration, amendment, or repeal of, or the adoption of any provision inconsistent with, the following provisions of the Certificate of Incorporation, must be approved by a Supermajority Vote:

Issuance of preferred stock (Section 3 of Article IV of the Certificate of Incorporation);

Size, tenure, classes of directors, vacancies and director removal relating to the Board of Directors (Article VI);

Stockholder action, including written consents and special meetings (Article VII);

Indemnification of officers and directors (Article X); and

Amendments to the Certificate of Incorporation to change the Supermajority Voting Requirements (Article XIII).

In addition, Section 9.1 of the Bylaws provides that any alteration, amendment, or repeal of, or the adoption of any provision inconsistent with the following provisions of the Bylaws, also must be approved by a Supermajority Vote:

Special meetings of stockholders and written consents by stockholders (Article II, Sections 2.2 and 2.13, respectively)

Board size and tenure, classes of directors, board vacancies, and director removal (Article III, Sections 3.2, 3.10 and 3.12, respectively)

Indemnification of directors and officers (Article VI); and

Amendments to the Bylaws (Article IX)

We refer to these requirements of the Certificate of Incorporation and Bylaws as the Supermajority Voting Provisions.

The Supermajority Voting Provisions were included in the Certificate of Incorporation and Bylaws by the Company’s former parent company at the time of the spin-off in 2014, to provide the then-new entity with stability and continuity to deliberately develop and implement the best long-term, strategic course for the Company and create value over the long term.

Our Nominating and Corporate Governance Committee and Board frequently review the Company’s governance structure and practices. In late 2018, after considering the steps taken by the Company since the spin-off toward implementing the Company’s strategy, dialogue with our stockholders, current best governance practices and the advantages and disadvantages of the Supermajority Voting Provisions, our Board determined it is in the best interests of the Company and its stockholders to amend the Company’s Certificate of Incorporation and Bylaws to modify those provisions. As such, the Board approved, and recommends that stockholders approve an amendment to the Certificate of Incorporation to remove the Supermajority Voting Provisions. If the amendment

2020 RYAM PROXY STATEMENT	27

PROPOSAL 3 – APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS

is approved, future proposed amendments to the Certificate of Incorporation provisions summarized above will not be subject to a Supermajority Vote and will instead require the affirmative vote of a majority of the Company’s outstanding shares of stock entitled to vote generally in the election of directors. Unfortunately, the Board’s proposal to amend the Company’s Certificate of Incorporation to remove the Supermajority Voting Provisions did not receive the required support in a vote at the 2019 Annual Meeting of Stockholders. As such, the Board is again, asking our stockholders to approve a proposal to amend the Company’s Certificate of Incorporation to remove the Supermajority Voting Provisions at the 2020 Annual Meeting of Stockholders.

The proposed amendment to the Certificate of Incorporation described in this proposal is attached to this proxy statement as Appendix B, which the Company would file promptly following the 2020 Annual Meeting if our stockholders approve the amendment. The affirmative vote of the holders of not less than 80% of the outstanding shares of stock entitled to vote generally in the election of directors on the Record Date is required to approve this proposal pursuant to the Certificate of Incorporation. If our stockholders approve the proposed amendment to the Certificate of Incorporation, the Board will make certain conforming changes to the Company’s Bylaws and CGPs.

The Board of Directors recommends that you vote “for” the management proposal to amend the Certificate of Incorporation to eliminate supermajority voting provisions.

28

PROPOSAL 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal 4 – Advisory Vote on Executive Compensation

A LETTER FROM OUR COMPENSATION COMMITTEE CHAIRMAN

Dear Fellow Stockholders:

On behalf of the Compensation and Management Development Committee (the Compensation Committee or the Committee), I am pleased to present an overview of the Company’s compensation programs and the performance-based pay for its Named Executive Officers (NEOs).

Since our last annual meeting, members of our Board of Directors and senior management team increased our efforts to speak with stockholders to better understand your perspectives on important governance and compensation matters. Of primary importance this past year, following the disappointing results of our 2019 Say-on-Pay vote, was discussing our executive compensation program with stockholders and determining how to best demonstrate responsiveness to your concerns.

Specific to the 2019 Say-on-Pay vote, we reached out to stockholders holding almost 80% of our outstanding shares and spoke with nine stockholders representing about half of our common stock ownership in 2019. Compensation Committee member Julie Dill and I led these meetings, which focused not only on our executive compensation program, but also on the Company’s governance and publicly announced strategic initiatives. The details of these outreach efforts and the changes made by the Compensation Committee in response to stockholder feedback are discussed throughout this Proxy Statement and within the Compensation Discussion and Analysis.

Lastly, the Compensation Committee also engaged a new independent executive compensation consultant, FW Cook, to ensure that a fresh perspective was used to inform the Committee of appropriate compensation practices.

In summary, we:

Added Description and Rationale for Special 2018 Equity Grants to the 2020 Proxy Statement

The purpose of granting special equity awards to our CEO and CFO in 2018 was to incentivize them to integrate the Tembec acquisition quickly and successfully. This acquisition was transformational as it doubled the size of the Company, greatly expanded our international footprint and introduced our Company to several new lines of business. The metrics for these awards were the same as the 2018 program granted to all participants to ensure comprehensive alignment by:

•	Generating returns in excess of our weighted average cost of capital at Target or higher levels of performance, as measured by 3-year return on invested capital (ROIC)

•	Executing on stretch 3-year cost synergy goals related to our acquisition of Tembec

Going forward, it is not our intent to provide special one-time equity awards to any of our named executive officers (NEOs), except in very limited cases involving extraordinary circumstances.

2020 RYAM PROXY STATEMENT	29

PROPOSAL 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Modified 2020 Annual Cash Incentive Program

Effective for the 2020 Annual Cash Incentive program, we made several changes in response to stockholder feedback and to further align the program with our business strategy:

•

Removed non-formulaic, qualitative objectives; the 2020 cash incentive program is based 100% on formulaic, quantitative measures of earnings (measured by EBITDA) and working capital, thereby creating a heightened focus on cash generation

•	Removed Committee judgment to increase individual NEO awards by up to 30 percent, but retained the ability for negative Committee discretion to reduce awards by up to 100 percent

Modified 2020 Equity Incentive Program

Effective for the 2020 Equity Incentive Program grants, we made several changes to our program to enhance NEO alignment with our stockholders:

•	Changed the mix of equity incentive compensation delivered to NEOs for 2020 to be 100% performance share units (PSUs) versus 70% PSUs and 30% restricted share units in recent years

•	Incorporated a margin improvement metric to drive increased profitability

•	Shifted the relative TSR metric from a modifier to a weighted metric that measures relative and absolute TSR improvements over a three year period

•	Reduced maximum opportunity under the PSU program from 250% to 200% of target

Used a $6.00 Share Price for the 2020 Equity Incentive Program Grant Levels

Our Equity Incentive Program awards are set in dollars and converted to shares using the average price for the ten trading days before the grant date, which in 2020 was $2.60 per share. In 2020, for purposes of determining the number of shares to be issued in settlement of the awards, we used a $6 share price. This had the effect of reducing the grant date value of the LTIP awards by approximately 57%. In the case of our CEO, his total compensation opportunity including base, bonus and equity is 38% lower than in 2019.

The Compensation Discussion and Analysis (CD&A) set forth in the following pages includes information relevant to your new 2020 vote. It describes our pay-for-performance framework and compensation philosophy and discusses how our executive compensation is aligned with the Company’s performance and with your interests as our stockholders. We encourage you to read this CD&A carefully.

We currently hold our advisory vote to approve the compensation of our NEOs annually. Stockholders have an opportunity to cast an advisory vote on the frequency of Say-on-Pay votes at least every six years, and the next advisory vote on frequency will be at our 2021 Annual Meeting of Stockholders.

We greatly value the conversation we have had with our stockholders. We appreciate that this is an ongoing dialogue and look forward to continuing the conversation before, at, and after our 2020 Annual Meeting.

Rayonier Advanced Materials is proud to be part of your portfolio and we thank you for your support.

MARK E. GAUMOND

Chair

Compensation and Management Development Committee

30

PROPOSAL 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, this proposal seeks a stockholder advisory vote to approve the compensation of our NEOs pursuant to Item 402 of Regulation S-K through the following resolution:

Resolved, that stockholders approve, on an advisory basis, the Company’s compensation of its Named Executive Officers as discussed and disclosed in the Compensation Discussion and Analysis, the compensation tables, and any related material contained in the Proxy Statement for this meeting.

Because this is an advisory vote, it will not be binding upon the Board of Directors. However, the Compensation and Management Development Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends that you vote “for” this advisory resolution to approve the compensation of our Named Executive Officers (NEOs) as disclosed in this Proxy Statement.

2020 RYAM PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

In this section of the proxy, we describe our philosophy and material elements of our executive compensation program and explain how our Compensation and Management Development Committee (the “Committee”) makes compensation decisions, including the changes we made based on engagement with our stockholders during 2019.

Our named executive officers, or NEOs, for 2019 are listed below. Although typically there are only five NEOs, we had a total of six NEOs in 2019 because there were two Chief Financial Officers during the year.

Paul G. Boynton	Marcus J. Moeltner	Frank A. Ruperto	Michael R. Herman	William R. Manzer	James L. Posze, Jr.
Chairman, President and Chief Executive Officer	Chief Financial Officer, effective June 16, 2019	Executive Vice President of High Purity and High Yield Cellulose Business Formerly served as CFO until July 8, 2019	Senior Vice President, General Counsel and Corporate Secretary	Senior Vice President, Manufacturing Operations	Senior Vice President, Human Resources

EXECUTIVE SUMMARY

Compensation Philosophy and Objectives

The Company’s compensation philosophy is to provide executives with a competitive compensation package that is heavily weighted towards performance-based and at-risk compensation in order to encourage superior business, stock price and financial performance over the short and longer term and to closely align the interests of the Company’s NEOs with those of its stockholders. The Committee oversees the Company’s executive compensation program.

The executive compensation program has four primary objectives:

➢	Align executive compensation with our stockholders’ interests

➢	Attract, engage, and retain key executive talent

➢	Reward strong business and individual performance

➢	Maintain a balanced mix of pay elements which focuses participants on creating sustainable long-term value for stockholders

Stockholder Engagement

The Company’s Say-on-Pay proposal received insufficient support at the 2019 annual meeting. Relative to this vote, the Company reached out to stockholders holding about 80% of our outstanding shares and spoke with stockholders representing about half of our common stock ownership. Mark Gaumond, the Chair of our Compensation and Management Development Committee, and Julie Dill, a member of the Committee, led these meetings, which focused not only on our executive compensation program, but also on the Company’s governance and publicly announced strategic initiatives.

32

COMPENSATION DISCUSSION AND ANALYSIS

Our outreach included the top 27 stockholders who held about 80% of our outstanding stock as of March 22, 2019

The feedback was shared with the full Board and significant changes were made in response to it. Below is a list of the key themes heard during these conversations with stockholders and the Committee’s actions in response:

What we heard:	What we did:
• Provide description of the structure and rationale for the 2018 special equity grant

•   Added an enhanced description of the award details and rationale in the “A Letter from our Compensation Committee Chairman” portion of this document. In summary:

➢ Grants were designed to emphasize the importance of successful integration of the transformational Tembec acquisition. These metrics put a focus on:

➢ Generating returns in excess of our weighted average cost of capital at Target or higher levels of performance, as measured by 3-year return on invested capital (ROIC): 60% of PSU weighting

➢ Executing on stretch 3-year cost synergy goals related to our acquisition of Tembec: 40% of PSU weighting

•   Both awards are modified by our 3-year relative TSR performance versus the S&P SmallCap 600 Capped Materials Index

•   Committed to not making additional one-time equity awards to any of our NEOs, except in very limited cases involving extraordinary circumstances

• Enhance disclosure of pay programs in the CD&A	• Refined CD&A to clearly explain why we use each pay component and how they operate

2020 RYAM PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

What we heard:	What we did:
• Continue to focus on stockholder alignment in the design of executive pay programs

•   We made a number of enhancements to our 2020 Annual Cash Incentive and Equity Incentive programs to strengthen the alignment between executives and stockholders, including:

2020 Annual Cash Incentive program

➢ Based 100% on quantitative measures of earnings (EBITDA) and working capital

➢ Removed ability to increase awards based on Committee judgment; however, the award can still be decreased up to 100% based on Committee discretion

2020 Equity Incentive program

➢ 2020 grant delivered to NEOs is 100% PSUs, as opposed to 70% PSUs and 30% time-based restricted stock units (RSUs) in recent years

➢ Shifted relative TSR from a modifier to a combined metric that includes absolute TSR improvement as well

➢ Reduced maximum performance share unit payout opportunity from 250% to 200% of target

➢ Determined 2020 grant levels by using a share price of $6.00 thereby reducing the value of NEO equity grants by approximately 57%

This has the effect of reducing our CEO’s total compensation opportunity for 2020 by 38% versus 2019.

2019: A Challenging Year

2019 was a difficult and challenging year for the Company. We faced the impacts of global trade disputes and tariffs, collapsing markets and pricing for our commodity products and, in the early part of 2019, operational issues at our Temiscaming and Jesup facilities. These challenges resulted in disappointing financial performance for the Company and a significant decline in our stock price.

We took strong action and acted decisively to respond to these difficult conditions. Some of the actions we took in 2019 to address these unprecedented challenges included the following:

•	We implemented aggressive actions to improve our EBITDA and cash position, including

○	Reducing working capital, defined as accounts receivable, inventory and accounts payable, across the Company by $41 million from prior year

○	Reducing Capex by $26 million from prior year

○	Suspending our common stock dividend to preserve $18 million of cash

○	Freezing our NEOs’ compensation (with the exception of our newly promoted CFO)

•

We announced and implemented a new Go-To-Market Strategy for our Cellulose Specialties business, which we expect will increase our margins through realignment of our manufacturing facilities and improved pricing that reflects our value proposition to our customers. Despite declining volumes in some sectors due to global economic conditions, we are already seeing benefits from this strategic change.

34

COMPENSATION DISCUSSION AND ANALYSIS

•

We commenced a portfolio evaluation process that ultimately resulted in a sale of our Matane high yield pulp facility for $175 million, a price representing ten times annual earnings over the cycle for this commodity mill. Although proposals for other asset purchases did not represent a fair value for our stockholders, we will continue to evaluate opportunities for asset monetization throughout 2020.

•

We repaid $106 million of debt in 2019, which has resulted in a reduction of our debt by 13% since year-end 2017, and negotiated loan covenant amendments with our senior lenders, which strengthened our capital structure.

In sum, because neither the Board nor management was satisfied with the Company’s performance during the year, we took strong, decisive action to address the issues we face.

2019 Compensation Overview

Given the significant macroeconomic and commodity pricing headwinds, the Company’s performance was below all our targeted financial metrics, and the Company’s compensation program payouts reflected these substandard operational results. The Committee took the following specific actions:

•	Froze pay of all NEO’s for 2019, with the exception of the newly promoted CFO

•	Paid below-target annual cash incentives for all NEOs; representing 19.3% of the target amount for each NEO

•	Certified a below-target performance (75% of target) payout under the 2017-2019 LTIP plan

Year-Over-Year Change in NEO Annual Cash Incentive Paid

The below graphic illustrates the year-over-year change in the NEO’s annual cash incentive paid as disclosed in the Summary Compensation Table.

2020 RYAM PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

NEO Realizable Compensation/TSR Analysis

The graphic below illustrates the actual annual realizable compensation of the CEO and, separately, all other NEOs, compared to their target total direct compensation (TDC) opportunity over the last three years. This demonstrates a clear link between Company TSR performance and annual realizable compensation over these periods.

Note: target TDC represents base salary, target annual cash incentive opportunity and the grant date fair value of equity incentive awards. Realizable compensation represents the actual base salary received in each year, the actual annual cash incentive paid for each year and the estimated value of all equity incentive awards granted each year (PSUs granted in 2017, 2018, and 2019 are estimated at 75%, 75%, and 100% of target, respectively). Equity incentive grants are valued assuming a 12/31/19 stock price of $3.84. The value of the 2018 special equity grant is included in the above graphic. NEOs for the purpose of the above graphics represent Messrs. Boynton, Ruperto, Herman, Manzer, and Posze. Mr. Moeltner is excluded given his recent promotion.

36

COMPENSATION DISCUSSION AND ANALYSIS

2019 Compensation Program Overview

The Company’s executive compensation program consists of base salary, annual cash incentive and an equity incentive program.

PAY ELEMENT	COMPONENT	METRICS	WHAT THE PAY ELEMENT REWARDS

Base Salary	• Cash	• Fixed amount based on responsibilities, experience and market data	• Scope of core responsibilities, years of experience and potential to affect the Company’s overall performance

Annual Cash Incentive	• Cash	• 45% High Purity Cellulose business segment EBITDA • 15% Commodities representing the balance of the business EBITDA • 20% Free Cash Flow • 20% Strategic Objectives	• Focus executives on achieving annual financial and strategic objectives that drive stockholder value

Equity Incentive Program	• PSUs (70% of total) • RSUs (30% of total)	• 100% ROIC • +/-25% Relative TSR Modifier	• Drive execution of financial goals that generate long-term stockholder value and support executive retention

Program Pay Mix

In keeping with our pay-for-performance philosophy, a substantial portion of the 2019 compensation for our NEOs is variable. The illustration below shows the components of their total direct compensation, which consists of annual base salary, annual cash incentive opportunity, and equity incentive targets, measured at target.

CEO Compensation	Other NEOs’ Average Compensation

2020 RYAM PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Best Practices

What We Do	What We Don’t Do

✓   Vast majority of pay is at-risk or variable, i.e., performance-based or equity-based or both

✓  Stringent stock ownership guidelines (6x base salary for CEO)

✓   Clawback provisions

✓   Independent compensation consultant reporting to the Compensation and Management Development Committee of the Board

✓  Risk assessment performed annually

✓   Engage with institutional investors regarding our executive compensation program

×  No single trigger change-in-control (CIC) cash payments or equity acceleration

×  No excise tax reimbursement for payments made in connection with a change in control

×  No option or other equity award repricing

×  No hedging or pledging of Company securities by executives

×  No NEO employment agreements

×  No significant perquisites

×  No overlapping performance metrics

COMPENSATION DISCUSSION AND ANALYSIS IN DETAIL

2019 EXECUTIVE COMPENSATION AWARDS

The Compensation Committee approved the following compensation awards for our NEOs for 2019 based on each individual’s achievements and the Company’s performance against its financial and strategic objectives.

Base Salary

Each of our NEOs has a competitive fixed annual base salary. Every year the Compensation Committee reviews NEO base salaries to determine appropriate adjustments, if any. In making adjustments to base salary levels, the Compensation Committee considers:

•	Budgeted levels for annual salary based on benchmarking of competitors for talent

•	The executive’s level of responsibility

•	The executive’s experience and breadth of knowledge

•	The executive’s annual performance review

•	The executive’s role in management continuity and development plans

The base salaries for our NEOs are benchmarked against peers each year, and any adjustments are effective on July 1. In 2019, base salaries were frozen because of poor business conditions with the exception of Mr. Moeltner, who was promoted into his position, and his salary adjusted accordingly.

	BASE SALARY ($) 2018 (EOY)(1)	BASE SALARY ($) 2019 (EOY)(1)
Paul G. Boynton	1,005,000	1,005,000
Marcus J. Moeltner	246,000	375,000
Michael R. Herman	410,000	410,000
William R. Manzer	390,000	390,000
James L. Posze, Jr.	335,000	335,000
Frank A. Ruperto	465,000	465,000

(1)	Reflects End of Year (EOY) base salary rather than actual base earnings through the 12-month period as reflected in the Summary Compensation Table.

38

COMPENSATION DISCUSSION AND ANALYSIS

Annual Cash Incentive

Performance Metrics for Determining Variable Compensation

We use the terms target, threshold and maximum to describe the levels of performance that must be met to earn specified payout amounts under our Annual Cash Incentive Program and our Equity Incentive Program.

 Target refers to the amount an employee would earn if the applicable performance metrics were achieved at a level consistent with those set by the Compensation Committee and approved by the full Board.

 Threshold refers to the minimum amount an employee would earn under the applicable program/award for performance achievement at no lower than a specified level below our target.

 Maximum refers to the maximum amount an employee would earn under the applicable program/award for performance achievement at or above a specified level above our target.

The Annual Cash Incentive Program provides our NEOs the opportunity to earn a performance-based annual cash incentive.

Target annual cash incentive opportunities are expressed as a percentage of base salary and established based on the NEO’s level of responsibility and ability to affect overall results. The Compensation Committee also considers market data in setting target award percentages.

In 2019, as shown in the table below, the Company did not meet the financial performance goals established by the Compensation Committee for High Purity Cellulose Adjusted EBITDA, Commodities EBITDA and Adjusted Free Cash Flows. Combined, these three financial goals account for 80% of the annual cash incentive award, and the below threshold performance on these metrics resulted in a calculated cash incentive payout at 0% of target.

METRIC	WEIGHTING	2019 TARGET ($MM)(1)	2019 ACTUAL ($MM)
Adjusted High Purity Cellulose EBITDA	45%	243.7	126.8
Adjusted Commodities EBITDA	15%	96.5	12.5
Adjusted Free Cash Flows	20%	113.1	-53.4

(1)

For High Purity Cellulose EBITDA, Threshold is established at 85% of target number and maximum is established at 120% of target. For Commodities EBITDA and Free Cash Flow, Threshold is established at 60% of target number and maximum is established at 140% of target. Actual performance and results are interpolated in between.

The remaining 20% of the annual cash incentive pool is determined by progress against strategic goals.

During 2019, there were four key strategic objectives that included cost transformation, market optimization, new product development and capital deployment. The activities associated with cost transformation included the Company’s continued objective of achieving targeted synergies from the 2017 Tembec acquisition, with progress nearing 100% of the stated objective nearly one year ahead of schedule. The divestiture of the Matane facility resulted in a selling price $175 million, a value representing over ten times annual earnings over the cycle for this commodity mill. Also expected and achieved in these goals, were measurable actions related to safety, environmental, sustainability and governance objectives.

This strategic achievement resulted in a contribution of 19.3% to the annual cash incentive payout, for a total calculated payout opportunity of 19.3% of target (combined financial and strategic performance).

2020 RYAM PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

The cash incentive awards for each NEO are shown in the table below.

	FINANCIAL OBJECTIVES ($)	STRATEGIC OBJECTIVES ($)	INDIVIDUAL ADJUSTMENT ($)	TOTAL BONUS PAID ($)[1]
Paul G. Boynton	0	193,965	0	195,000
Marcus J. Moeltner	0	32,504	0	35,000
Michael R. Herman	0	50,200	0	50,000
William R. Manzer	0	38,387	0	40,000
James L. Posze, Jr.	0	32,975	0	35,000
Frank A. Ruperto	0	54,744	0	55,000

1	Rounded to nearest $5,000

The 2019 program is the last year where the Compensation Committee may also apply positive discretion to an individual NEO’s cash incentive award to reflect their performance against personal objectives; however, in 2019 there were no adjustments made.

Our 2020 Annual Cash Incentive Program

Beginning in 2020, based on input heard during our stockholder outreach efforts, we made a number of enhancements to our 2020 Annual Cash Incentive and Equity Incentive programs to strengthen the alignment between executives and stockholders, including:

•	Basing 100% on quantitative measures of earnings (EBITDA) and working capital

•	Removing the ability to increase awards based on Committee judgment while maintaining the ability to use negative discretion

Equity Incentive Program Awards in 2019

Each NEO is eligible to receive long-term equity awards that are earned, and vest based on the Company’s long-term financial performance, consistent with our pay-for-performance philosophy. 70% of an executive’s equity award is in the form of PSUs, and 30% is in the form of time-based RSUs.

Our time-based RSUs are subject to continued employment and cliff vest three-years from the date of grant. The PSUs vest following the end of the three-year performance period based on the achievement of performance metrics established by the Compensation Committee and are paid contingent upon continued employment.

The performance metrics for the 2019 grant were based on ROIC1 goals set such that ROIC at target exceeded our weighted average cost of capital. As a matter of practice for competitive reasons, we do not disclose our specific ROIC goals.

We use relative TSR as a secondary metric to adjust equity awards upward or downward, consistent with our aim of ensuring executive compensation aligns executives’ and stockholders’ interests. After calculating equity incentive awards based on the financial metrics, the Compensation Committee looks at our three-year TSR relative to those of our comparison companies. If our TSR is below the 25th percentile of the comparison group, the equity award is decreased by 25%. If the relative TSR is above the 75th percentile of the comparison group, the award is increased by 25%. And if the relative TSR is between the 25th and 75th percentile of the comparison group, we make no adjustment to the calculated equity award.

40

COMPENSATION DISCUSSION AND ANALYSIS

The following list represents the companies that were used as the benchmark comparison when measuring TSR over the three-year period for the 2019 performance grant cycle:

AdvanSix Inc.

AK Steel Holding Corporation

American Vanguard Corp.

Balchem Corporation

Boise Cascade Company

Century Aluminum Company

Clearwater Paper Corporation

Flotek Industries, Inc.

Future Fuel Corp.

H.B. Fuller Company

Hawkins, Inc.

Haynes International, Inc.

Ingevity Corporation

Innophos Holdings, Inc.

Innospec Inc.

Kaiser Aluminum Corporation

Koppers Holdings Inc.

Kraton Corporation

LSB Industries, Inc.

Materion Corporation

Myers Industries, Inc.

Neenah, Inc.

Olympic Steel, Inc.

P. H. Glatfelter Company

Quaker Chemical Corporation

Schweitzer-Mauduit International, Inc.

Stepan Company

SunCoke Energy, Inc.

TimkenSteel Corporation

Tredegar Corporation

U.S. Concrete, Inc.

1	ROIC = NOPAT / [Debt – Cash + Stockholder Equity (Deficit) – Deferred tax asset associated with Tembec Net Operating Losses]. Note that:
a.	NOPAT = (Operating profit after taxes less excluded items) x (1-estimated cash tax rate of 10.0%)
b.	Net Operating Losses are a result of deferred tax losses acquired with the acquisition of Tembec Inc

The following four companies were included at the beginning of the measurement period; however, they were acquired during the three year performance period and, therefore, excluded from the final TSR calculation.

A. Schulman, Inc.

Calgon Carbon Corporation

Deltic Timber Corporation

KapStone Paper and Packaging Corporation

The following table shows the target Equity Incentive Program award values granted for 2019 for each NEO.

	2019
	PSU VALUE ($)(1)	RSU VALUE ($)(1)	TOTAL TARGET VALUE ($)
Paul G. Boynton	2,170,000	930,000	3,100,000
Marcus J. Moeltner (2)	50,000 157,500	50,000 67,500	100,000 225,000
Michael R. Herman	420,000	180,000	600,000
William R. Manzer	420,000	180,000	600,000
James L. Posze, Jr.	297,500	127,500	425,000
Frank A. Ruperto	700,000	300,000	1,000,000

(1)	The number of PSUs and RSUs were determined based on the average closing stock price for the ten trading days prior to March 1, 2019.

(2)	Mr. Moeltner received two equity awards in 2019 with the first his annual grant on March 1, 2019, and the second related to his promotion on July 8, 2019.

Our 2020 Equity Incentive Program

As with the Annual Cash Incentive program, there have been a number of changes made to the 2020 Equity Incentive program to enhance stockholder alignment.

•	2020 grant delivered to NEOs is 100% performance share units (PSUs), as opposed to 70% PSUs and 30% time-based restricted stock units (RSUs) in recent years

•	Removed Return on Invested Capital as the principal metric and replaced it with a relative TSR weighted metric that now also includes an absolute TSR improvement metric

•	Incorporated a margin improvement metric

2020 RYAM PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

•	Reduced maximum PSU payout opportunity from 250% to 200% of target

•	Determined 2020 grant levels by using a share price of $6.00, which is more than 250% of the grant date stock price (thereby reducing NEO equity incentive grant values by approximately 57%)

Payout of Previously Awarded Performance Share Units

At the end of 2019, the three-year performance measurement period for PSUs awarded in 2017 concluded. The payout for these awards is measured based on pre-established levels of ROIC over the three-year period as shown in the following table:

	2017	2018	2019
Threshold	8.3%	4.6%	6.0%
Target	> 10.8%, but < 11.3%	> 7.6%, but < 8.0%	> 8.4%, but < 9.9%
Maximum	13.8%	10.5%	12.3%
Actual ROIC Achieved	11.1%	12.6%	-4.3%

Based on the Company’s ROIC of -4.3% in 2019, 12.6% in 2018 and 11.1% in 2017, the 2017 PSUs were earned on a cumulative basis at 100% of target. However, the three-year TSR of -35.6% was in the bottom quartile of our peer group, resulting in a 25% decrease in the 2017 award to 75% of target for the NEOs.

DISCIPLINED AND TRANSPARENT EXECUTIVE COMPENSATION PRACTICES

When making compensation recommendations and decisions, the Committee considers the CEO’s assessment of the performance of each NEO, other than himself; the performance of the individual and the individual’s respective business unit or function; the scope of the individual’s responsibilities, years of experience with the Company (or in similar positions with other companies), skills and knowledge; market compensation data; market and economic conditions; Company performance; retention considerations; and RYAM’s compensation philosophy (collectively, the “compensation factors”). The Committee considers these compensation factors both subjectively and objectively, and no single factor or combination of factors is determinative. With respect to CEO compensation, the Committee seeks to set compensation in line with the anticipated market median for a given year.

The Compensation Committee initially retained Exequity in 2019 but beginning in October 2019 engaged a different independent compensation consultant, Frederic W. Cook & Co., Inc. (“FW Cook”), to provide services. The Committee uses market surveys and peer group information provided by its compensation consultant as market reference points. The Committee also considers information the Company learns through recruiting NEOs and the experience levels and responsibilities of NEOs prior to joining the Company as reference points in setting NEO compensation.

42

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Responsibilities and Process

The Compensation Committee has responsibility for establishing our compensation principles, monitoring executive performance, and approving executive compensation levels and programs, as detailed below.

COMPENSATION COMMITTEE RESPONSIBILITIES	TIMING
Review and approve compensation levels for all our executive officers	Annually
Review and approve all compensation-related programs for executive officers	February – Annual Cash Incentive payments May – Base salary/Annual Cash Incentive relative to market December – Equity Incentive awards for March
Establish annual performance objectives for the CEO	Annually – January
Evaluate CEO accomplishments and performance	Regular meetings and prior year’s performance review conducted in February
Make recommendations on CEO base salary for approval by the independent members of our Board	Annually – May
Ensure all major considerations relating to compensation, including metrics used to set compensation targets and awards, are appropriately evaluated, and that compensation and benefit programs are properly designed, implemented and monitored	Regular meetings throughout the year, with special meetings held as needed to address matters outside the normal compensation cycle
Confer with external compensation advisor and outside counsel for compensation-related advice and benchmarking	Routinely

The Compensation Committee regularly invites members of management to attend its meetings, as the Committee deems necessary or appropriate, to discuss and report on issues within their specific areas of expertise or responsibility. While the CEO recommends other NEOs’ compensation levels to the Compensation Committee for its consideration and approval, the CEO does not participate in the deliberations of the Compensation Committee or the Board regarding his own compensation.

The Compensation Committee has assessed the independence of FW Cook against the specific criteria under applicable SEC and NYSE criteria and rules and has determined, in its business judgment, that FW Cook is independent, and no conflict of interest is raised by FW Cook’s work for the Compensation Committee.

Benchmarking to Compensation Peer Groups

Skilled executive-level talent is essential to our success, and we compete with global companies in many industries for top people. The Compensation Committee studies market norms across the specialty chemicals industry, as well as the standards within the broader community of general industry U.S. manufacturing companies to assess and understand the competitive environment.

The following companies were included in the specialty chemicals industry peer group:

Albemarle Corporation

Ashland Global Holdings Inc.

Ferro Corporation

H.B. Fuller Company

Innophos Holdings Inc.

Innospec Inc.

Kraton Corporation

Minerals Technologies Inc.

P.H. Glatfelter Company

PolyOne Corporation

Quaker Chemical Corporation

Sensient Technologies Corporation

Stepan Company

Tronox Holding Inc.

W.R. Grace & Co.

2020 RYAM PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

The second benchmark is survey information related to compensation for all publicly traded manufacturing companies from across the general industry with annual revenues between $1 billion and $6 billion.

Stock Ownership and Retention Requirements

We believe that meaningful stock ownership further focuses the senior management team on the long-term success of our business and aligns the interests of our management team with those of our stockholders. All executives at the Vice President level and higher are subject to rigorous stock ownership guidelines that require them, within five years after taking such position, to acquire and hold our stock with a value equal to a designated multiple of their base salary as follows:

TITLE	MULTIPLE OF BASE SALARY
Chairman, President & CEO	6x
Executive Vice President	3x
Chief Financial Officer	3x
Senior Vice President	2x
Vice President	1x

Prior to satisfying the ownership requirement, executives are subject to retention requirements that prohibit them from selling any of our stock, other than stock withheld or sold to satisfy taxes in connection with the vesting of a stock-based award or stock option exercise. The types of securities that count toward satisfaction of the ownership requirements include common stock, restricted stock, restricted stock units and vested options, but exclude performance shares, unvested options and preferred stock.

Each year the Compensation Committee reviews each executive’s progress toward meeting the guidelines and has determined that each of our executive officers is in compliance with all of our stock ownership and retention guidelines.

Clawback Policy

In addition to the clawback provisions in our Equity Incentive Plan and the Annual Cash Incentive Plan, which provide that any clawbacks shall be determined at the discretion of the Compensation Committee, each year our NEOs sign a Supplemental Agreement in connection with their respective awards describing the types of detrimental conduct that will trigger a clawback. Specific detrimental conduct is defined as committing an illegal act, including but not limited to embezzlement or misappropriation of Company funds, and willful failure to comply with the material policies and procedures of the Company as determined by the Compensation Committee.

Risk Assessment

We undertake a thorough risk assessment of our compensation programs annually. The first phase of the assessment is an analysis by the Company’s human resources compensation function, which is reviewed with the Company’s Enterprise Risk Management (ERM) Committee, staffed by members of senior management. The review includes the individual programs and potential and probable risks, along with mitigation efforts established to reduce or eliminate these risks. The results of the ERM assessment are then presented to the Compensation Committee for their review and approval. Based on its assessment of our compensation programs for our employees and executives for 2019, the Compensation Committee determined that our compensation programs and practices do not motivate behavior that is reasonably likely to have a material adverse impact on the Company.

44

COMPENSATION DISCUSSION AND ANALYSIS

Severance and Change in Control Benefits

Executive Severance Pay Plan-Change in Control

As with all publicly traded companies, it is possible that our Company could face a change in control (CIC) and our business and stockholder value could be negatively affected by the uncertainty created by such a situation. To reduce such potential negative effects, encourage executive retention, and foster the continued attention and dedication of senior executives even in the case of threat, rumor or occurrence of a change in control, the Compensation Committee established the Executive Severance Pay Plan, as amended, otherwise known as the Change in Control Plan (CIC Severance Plan). The intent is to align executive and stockholder interests by enabling executives to consider corporate transactions that may be in the best interests of stockholders and other constituents without undue concern over whether a transaction would jeopardize the executives’ employment or significantly disrupt or change the culture or environment of their employment.

The CIC Severance Plan achieves these objectives by providing benefits to our NEOs and other eligible executives designated by the Compensation Committee, in the event of a CIC. Under the plan, if the executive is involuntarily terminated (other than for cause or due to death or disability) or terminates his or her employment for good reason (as defined in the CIC Severance Plan) within 24 months of the CIC, he or she will be entitled to enhanced severance benefits, which depend on the executive’s status and level of responsibility.

The CIC Severance Plan does not provide any tax gross-up protection for our NEOs. It includes a “best net” provision pursuant to which a participant is entitled to the greater of (i) full CIC severance benefits with the participant responsible for payment of the excise tax, or (ii) a capped benefit, with the CIC severance benefits reduced to an amount just below the threshold for triggering the excise tax.

The Compensation Committee reviews the CIC Severance Plan annually and generally has discretion to terminate or amend the Plan, or include or exclude any executive, including any NEO, at any time prior to a CIC; however, if a CIC is underway, as defined by the Plan, any changes or amendments are not effective for two years.

Equity Compensation Awards and Change in Control

In the event of a CIC, the governing documents provide that outstanding stock options, time-based restricted stock and RSU awards will not automatically vest upon a CIC, but instead will vest upon the award holder’s involuntary termination of employment by the Company (other than for cause or due to death or disability) or termination for good reason occurring within two years following a change in control transaction (a “double trigger”). Performance shares or PSUs that remain outstanding upon a qualifying termination will vest at target if the performance period is not more than 50% complete at the time of such termination; if the performance period is more than 50% complete at the time of the qualifying termination, outstanding performance shares or PSUs will vest at the greater of target or actual performance achievement through the time of such termination.

Executive Severance Non-Change in Control Plan

Our Executive Severance Non-Change in Control Plan (Non-CIC Severance Plan) provides enhanced severance benefits to all salaried employees at the level of vice-president (or their internal equivalent) and above, including the NEOs, in the event their employment is terminated other than for cause or other non-qualifying terminations defined in the plan. Benefits may range from nine months to 24 months of base salary plus target Annual Cash Incentive, and the level of benefits depends on the executive’s status and level of responsibility. In the event of an executive termination triggered by a change in control, the executive would receive severance benefits only under the CIC Severance Plan.

The potential payments and other benefits under the CIC Severance Plan and the Non-CIC Severance Plan are calculated in the Potential Payments Upon Termination or Change in Control table which also indicates the individual severance multiple for each NEO. Such potential payments do not affect the Compensation Committee’s decisions regarding executive compensation, including base salary, annual bonus and long-term incentive award levels.

2020 RYAM PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

Retirement Benefits

Our Compensation Committee has adopted each of the tax-qualified pension and 401(k) plans and non-qualified excess pension and excess savings/deferred compensation plans described below. Our Compensation Committee undertakes an annual, comprehensive review of these plans, to determine if any modifications are necessary or appropriate in light of current trends and best practices, the nature of our business and competitive factors.

We place great value on the long-term commitment that many of our employees and NEOs have made to the Company and wish to incentivize our employees to remain with the Company and focus on building sustainable value over the long term. Therefore, we have determined that it is appropriate to provide employees with competitive retirement benefits as part of their overall compensation package.

We maintain the following plans and programs to provide retirement benefits to the NEOs:

The Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees (401(k) Plan)

The Rayonier Advanced Materials Inc. Excess Savings and Deferred Compensation Plan (Excess Savings and Deferred Compensation Plan)

The Retirement Plan for Salaried Employees of Rayonier Advanced Materials Inc. (the Retirement Plan) for those employees hired before January 1, 2006

The Rayonier Advanced Materials Inc. Excess Benefit Plan (Excess Retirement Plan) for employees hired before January 1, 2006

The Rayonier Advanced Materials Inc. Salaried Pre-65 Retiree Medical Plan (the Pre-65 Retiree Medical Plan) for those employees hired before January 1, 2006

For additional information regarding our Excess Savings and Deferred Compensation Plan, see the discussion following the Nonqualified Deferred Compensation table.

Consistent with the predecessor plans at our former parent company, which were closed to new employees on January 1, 2006, our Retirement Plan, Excess Retirement Plan and the Pre-65 Retiree Medical Plan are closed to any new participants. Therefore, only two of our NEOs, Messrs. Boynton and Herman, are participants in these plans. For additional information regarding our Retirement Plan and Excess Retirement Plan, see the discussion following the Pension Benefits table.

The Pre-65 Retiree Medical Plan benefit is extended on an equivalent basis to all eligible retirees.

These programs are generally not considered in setting the level of key elements of compensation for the NEOs.

Limited Perquisites

We provide our NEOs with limited perquisites, which are reviewed annually by our Compensation Committee. Under our perquisites program, in addition to personal benefits that are available broadly to our employees, our NEOs are eligible to participate in two programs.

Executive Physical Program – Each executive-level employee is encouraged to have a physical examination every other year until age 50, and every year after 50.

Senior Executive Tax and Financial Planning Program-This program provides reimbursement to senior executives, including our NEOs, for expenses incurred for financial and estate planning and for preparation of annual income tax returns. Reimbursements are taxable to the recipient and are not grossed-up for tax purposes. The annual reimbursement limit for 2019 was $25,000 for Mr. Boynton and $10,000 for all other participants. For 2019, the rollover provision for previously unused funds was removed from the program.

We do not provide company cars, pay car allowances, personal club membership dues, or home-security expenses, or provide chartered aircraft for personal use.

46

COMPENSATION DISCUSSION AND ANALYSIS

Certain Tax Considerations

The exemption from IRC Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to any “covered employee” in excess of $1 million will not be deductible, unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. A “covered employee” under Section162(m) is any employee who has served as our CEO, CFO or other NEO for tax years after December 31, 2016. The Committee will continue to monitor issues concerning the deductibility of executive compensation. Since compensation design objectives may not always be consistent with the requirements for tax deductibility, the Committee will in its discretion and when it deems appropriate, enter into compensation arrangements under which payments will not be deductible under Section 162(m).

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

The Compensation and Management Development Committee of the Rayonier Advanced Materials Inc. Board of Directors has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of SEC Regulation S-K with management and, based on such review and discussions, the Compensation and Management Development Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement, which is incorporated by reference into the Company’s 2019 Annual Report on Form 10-K filed with the SEC.

The Compensation and Management Development Committee

Mark E. Gaumond, Chair

De Lyle W. Bloomquist

C. David Brown, II

Julie A. Dill

Thomas I. Morgan

Lisa M. Palumbo

2020 RYAM PROXY STATEMENT	47

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

2019 Summary Compensation Table

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(2)	STOCK AWARDS ($)(1)(3)	OPTION AWARDS ($)(1)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(4)	CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS ($)(5)	ALL OTHER COMPENSATION ($)(6)	TOTAL ($)

Paul G. Boynton Chairman, President and Chief Executive Officer	2019	1,005,000	357,875	3,186,766	-	195,000	2,540,259	63,493	7,348,393
	2018	988,750	4,587,529	6,697,650	-	1,451,000	-	90,170	13,815,099
	2017	951,000	-	3,119,589	-	1,325,000	2,477,194	99,224	7,972,007

Marcus J. Moeltner Chief Financial Officer and Senior Vice President, Finance	2019	310,500	-	331,246	-	35,000	-	26,653	703,397

Frank A. Ruperto SVP, High Purity and High Yield Cellulose Business	2019	465,000	51,133	1,027,994	-	55,000		51,873	1,651,000
	2018	455,000	-	1,890,471	-	410,000		45,322	2,800,793
	2017	430,000	-	1,002,727	-	345,000	-	48,751	1,826,478

Michael R. Herman Senior Vice President, General Counsel and Corporate Secretary	2019	410,000	-	616,797	-	50,000	659,495	32,197	1,768,489
	2018	402,500	-	594,164	-	360,000	-	27,396	1,384,060
	2017	387,500	-	779,908	-	260,000	509,489	28,672	1,965,569

William R. Manzer Senior Vice President, Manufacturing Operations	2019	390,000	-	616,797	-	40,000		49,386	1,096,183
	2018	377,500	-	540,156	-	320,100		62,224	1,299,980
	2017	337,500	-	445,652	-	175,000	-	20,178	978,330

James L. Posze Jr. Senior Vice President, Human Resources	2019	335,000	-	436,919	-	35,000		44,869	851,788
	2018	324,500	-	432,137	-	250,000		38,807	1,045,444
	2017	304,000	-	417,799	-	175,000	-	40,192	936,991

(1)

Represents the aggregate grant date fair value of restricted stock, restricted stock units and performance stock units computed in accordance with FASB ASC Topic 718. A discussion of the assumptions used in calculating these values may be found in the “Incentive Stock Plans” sections in the noted to our financial statement included in our Annual Reports on Form 10-K for 2019, 2018 and 2017.

The grant date fair value of the 2019 PSU awards is as follows: Mr. Boynton, $2,291,670; Mr. Moeltner, $218,431; Mr. Ruperto, $739,254; Mr. Herman, $443,550; Mr. Manzer, $443,550; and Mr. Posze, $314,193.

The grant date fair value of the 2019 RSU awards is as follows: Mr. Boynton, $895,096; Mr. Moeltner, $112,813; Mr. Ruperto, $288,740; Mr. Herman, $173,247; Mr. Manzer, $173,247; and Mr. Posze, $122,726.

(2)

The amounts for 2019 represent payments for Mr. Boynton and Mr. Ruperto in connection with the payout of cash-settled performance stock unit awards granted in 2016; the payments are as follows: Mr. Boynton, $357,875 and Mr. Ruperto, $51,133. The amount for 2018 represents the payment of a retention award described in the 2014 Proxy Statement; Mr. Boynton received a $4 million cash payment together with interest at a fixed rate of 3.25%.

(3)

The grant date fair value of performance stock unit awards as reported in footnote (1), is computed based on the probable outcome of the performance condition as of the grant date for the award. The following amounts reflect the grant date award value assuming maximum performance is achieved under the 2019 performance stock unit awards: Mr. Boynton, $5,729,175; Mr. Moeltner, $546,077; Mr. Ruperto, $1,848,136; Mr. Herman, $433,550; Mr. Manzer, $1,108,874 and Mr. Posze, $785,483.

(4)	Amounts under the Non-Equity Incentive Plan Compensation column represent annual cash incentive awards under our 2019, 2018 and 2017 Annual Cash Incentive Programs.

(5)

Represents the annual change in actuarial present value of the participant’s pension benefit under the Company’s retirement plans and non-qualified deferred compensation in 2019. The actuarial present values increased in 2019 compared to 2018. The change in pension values are as follows: Mr. Boynton, $2,540,259 increase and Mr. Herman, $659,495 increase.

(6)

The All Other Compensation column in the Summary Compensation Table above includes the following for 2019: tax services and wellness reimbursements, executive physicals, 401(k) retirement contribution/enhanced match, Excess Savings Plans, basic life insurance premiums, cell phone stipend, and relocation.

48

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

All Other 2019 Compensation

	PAUL G. BOYNTON	MARCUS J. MOELTNER	FRANK A. RUPERTO	MICHAEL R. HERMAN	WILLIAM R. MANZER	JAMES L. POSZE JR.
	($)	($)	($)	($)	($)	($)

Financial/tax planning services	25,000	0	0	10,000	0	10,000

Executive annual physical	854	0	5,698	4,924	1,857	2,684

Life insurance premiums	1,229	378	714	630	599	515

401(k) Plan company contributions	11,200	11,200	11,200	11,200	11,200	11,200

401(k) Retirement contribution/Enhanced Match	0	8,400	8,400	0	8,400	8,400

Cell Phone Stipend	360	0	360	360	360	360

Excess Savings Plan company contributions	24,350	6,675	25,500	4,583	14,200	11,350

Wellness	500	0	0	500	0	360

Relocation	-	-	-	-	12,770	-

Gross-up on relocation benefit	-	-	-	-	-	-

Total	63,493	26,653	51,872	32,197	49,386	44,869

2020 RYAM PROXY STATEMENT	49

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

GRANTS OF PLAN BASED AWARDS IN 2019

NAME	GRANT DATE	APPROVAL DATE(1)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(2)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(3)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(4)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(5)
			THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)

Paul G. Boynton		12/14/2018	160,800	1,005,000	2,010,000

	3/1/2019	12/14/2018				44,437	148,123	370,308		2,291,670

	3/1/2019	12/14/2018							63,482	895,096

Marcus J. Moeltner		12/14/2018	30,305	189,405	378,810

	3/1/2019	12/14/2018				1,024	3,413	8,533		52,804

	6/17/2019	6/13/2019				7,031	23,438	58,595		165,627

	3/1/2019	12/14/2018							3,413	48,123

	6/17/2019	6/13/2019							10,045	64,690

Frank A. Ruperto		12/14/2018	45,384	283,650	567,300

	3/1/2019	12/14/2018				14,335	47,782	119,455		739,254

	3/1/2019	12/14/2018							20,478	288,740

Michael R. Herman		12/14/2018	40,016	250,100	500,200

	3/1/2019	12/14/2018				8,601	28,669	71,673		443,550

	3/1/2019	12/14/2018							12,287	173,247

William R. Manzer		12/14/2018	31,824	198,900	397,800

	3/1/2019	12/14/2018				8,601	28,669	71,673		443,550

	3/1/2019	12/14/2018							12,287	173,247

James L. Posze Jr.		12/14/2018	27,336	170,850	341,700

	3/1/2019	12/14/2018				6,092	20,308	50,770		314,193

	3/1/2019	12/14/2018							8,704	122,726

(1)

2019 Equity Incentive Program grants were approved by the Compensation Committee on December 14, 2018, and the applicable performance measures were approved on February 20, 2019. The number of units granted was determined as of March 1, 2019, using the average closing market price from the ten trading days prior to this date. In connection with his promotion to Chief Financial Officer and Senior Vice President, Finance, Mr. Moeltner received an additional award of $225,000 effective June 17, 2019, which is comprised of 30% Restricted Stock Units and 70% Performance Share Units. For the Cash Incentive Plan Awards, the approval date reflects the date on which the Compensation Committee approved the program.

(2)

Reflects potential cash incentive awards under the 2019 Annual Cash Incentive Program. Awards can range from 0% to 200% of the target cash incentive award. See the 2019 Annual Cash Incentive Program section of the CD&A. The actual amount earned by each named executive officer for 2019 is reflected in the Summary Compensation Table under the Non-Equity Incentive Plan Compensation column.

(3)

Reflects potential payouts, in numbers of shares, under the 2019 PSU awards, which are part of the overall 2019 Equity Incentive Program. Awards can range from 0% to 200% of the target award based on ROIC performance plus a potential additional 25% multiplier based on the cumulative TSR modifier. Please refer to the Long-Term Incentives: Equity Award section of the CD&A.

(4)	Reflects time-based restricted stock grant awards for 2019, granted as part of our 2019 Equity Incentive Program, which vest and become exercisable on the third anniversary of the grant date.

(5)

Reflects the grant date fair value of each equity award computed in accordance with FASB Topic 718. For performance stock units, the grant date fair value is computed using the Monte Carlo simulation model which utilizes multiple input variables that determine the probability of satisfying the performance conditions stipulated in the award to determine the fair market value. Mr. Moeltner’s performance share units fair value was determined according to the fair value factor in the Monte Carlo simulation and closing stock price on June 17, 2019.

50

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

OUTSTANDING EQUITY AWARDS AT 2019 FISCAL YEAR END

NAME	OPTION AWARDS(4)					STOCK AWARDS(4)
	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE(1)	OPTION EXERCISE PRICE ($)	OPTION GRANT DATE	OPTION EXPIRATION DATE	STOCK AWARD GRANT DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(3)	EQUITY INCENTIVE PLAN AWARDS
										NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(2)	MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(3)

Paul G. Boynton	20,091	0	36.5528	1/2/2014	1/2/2024

	13,986	0	45.2121	1/2/2013	1/2/2023

	13,774	0	38.1593	1/3/2012	1/3/2022

	7,523	0	31.8108	1/3/2011	1/3/2021

	8,957	0	24.2426	1/4/2010	1/3/2020

						3/1/2017	65,523		$251,608

						3/6/2018	91,222		$350,292

						3/1/2019	63,482		$243,771

						3/1/2017				382,215	$1,467,706

						3/6/2018				532,125	$2,043,360

						3/1/2019				370,308	$1,421,983

Marcus J. Moeltner	0	0	0	-	-

						12/14/2017	4,231		$16,247

						3/6/2018	2,453		$9,420

						3/1/2019	3,413		$13,106

						6/17/2019	10,045		$38,573

						3/6/2018				6,133	$23,551

						3/1/2019				8,533	$32,767

						6/17/2019				58,595	$225,005

Frank A. Ruperto	4,173	0	39.4393	3/31/2014	3/31/2024

						3/1/2017	21,061		$80,874

						3/6/2018	25,748		$98,872

						3/1/2019	20,478		$78,636

						3/1/2017				122,855	$471,763

						3/6/2018				150,198	$576,760

						3/1/2019				119,455	$458,707

Michael R. Herman	4,327	0	36.5528	1/2/2014	1/2/2024

	3,263	0	45.2121	1/2/2013	1/2/2023

	3,850	0	38.1593	1/3/2012	1/3/2022

	4,581	0	31.8108	1/3/2011	1/3/2021

	5,981	0	24.2426	1/4/2010	1/3/2020

						3/1/2017	16,381		$62,903

						3/6/2018	8,093		$31,077

						3/1/2019	12,287		$47,182

						3/1/2017				95,555	$366,931

						3/6/2018				47,205	$181,267

						3/1/2019				71,673	$275,224

William R. Manzer	1,390	0	36.5528	1/2/2014	1/2/2024

	1,047	0	45.2121	1/2/2013	1/2/2023

	1,102	0	38.1593	1/3/2012	1/3/2022

	655	0	33.0651	1/24/2011	1/24/2021

						5/23/2016	15,000	(5)	$57,600

						3/1/2017	9,360		$35,942

						3/6/2018	7,357		$28,251

						3/1/2019	12,287		$47,182

						3/1/2017				54,603	$209,676

						3/6/2018				42,915	$164,794

						3/1/2019				71,673	$275,224

James L. Posze Jr.	2,163	0	36.5528	1/2/2014	1/2/2024

	1,399	0	45.2121	1/2/2013	1/2/2023

	828	0	38.1593	1/3/2012	1/3/2022

	729	0	31.8108	1/3/2011	1/3/2021

						3/1/2017	8,775		$33,696

						3/6/2018	5,886		$22,602

						3/1/2019	8,704		$33,423

						3/1/2017				51,190	$196,570

						3/6/2018				34,333	$131,839

						3/1/2019				50,770	$194,957

2020 RYAM PROXY STATEMENT	51

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

(1)

Option awards vest and become exercisable in one-third increments on the first, second and third anniversaries of the grant date. Restricted stock and restricted stock unit awards vest on the third anniversary of the grant date. For Mr. Moeltner, his June 17, 2019 promotional award vests on March 1, 2022 with other 2019 grants.

(2)

Represents performance share and performance stock unit awards granted in 2017, 2018 and 2019, with a 36-month performance period. These awards are immediately vested following the completion of the performance period upon the determination of the amount earned, if any, based upon performance achievement. Under the terms of our PSU awards, the actual award value can range from zero to 200% of the target, with an additional 25% under our TSR modifier measured cumulatively over the three-year performance period. See the Long-Term Incentives: Equity section of the CD&A. The amounts reported here for the 2017 PSUs are reflected at Maximum level; actual amounts earned for the performance period ending December 31, 2019 are discussed in the CD&A. The amounts reported here for 2018 and 2019 awards assume maximum performance achievement, but the amounts actually earned pursuant to these awards, if any, will not be determined until following the end of the respective performance periods on December 31, 2020 and December 31, 2021.

(3)	Value based on the December 31, 2019 closing price of Rayonier Advanced Materials stock of $3.84.

(4)	Share amounts and option exercise prices shown have been adjusted to reflect a June 2014 valuation adjustment due to our spinoff from our former parent company.

(5)	For Mr. Manzer, represents a restricted stock grant in respect of a promotion, which vests on the fourth anniversary of the grant date.

OPTION EXERCISES AND STOCK VESTED IN 2019

	OPTION AWARDS		STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)(1)(2)	VALUE REALIZED ON VESTING ($)(2)

Paul G. Boynton	-	-	830,681	$11,712,602

Marcus J. Moeltner	-	-	0	$0

Frank A. Ruperto	-	-	285,034	$3,974,925

Michael R. Herman	-	-	217,669	$2,712,161

William R. Manzer	-	-	95,249	$1,135,615

James L. Posze Jr.	-	-	121,251	$1,426,869

(1)	Represents vesting of restricted stock awards and 250% payout of the 2016 performance share awards which were a part of the overall 2016 Equity Incentive Plan.

(2)

Includes vesting of phantom shares that had been issued due to plan limitations, in place at the time, of 180,000 shares annually per individual. Mr. Boynton received 650,681 phantom shares valued at vesting at $9,174,602 and Mr. Ruperto received 92,995 phantom shares valued at vesting at $1,311,230. These phantom shares were settled in cash.

52

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

PENSION BENEFITS

The following table illustrates the present value of accumulated benefits payable under the Retirement Plan for Salaried Employees of Rayonier Advanced Materials Inc., a tax qualified retirement plan (the Retirement Plan), and the Rayonier Advanced Materials Inc. Excess Benefit Plan, a non-qualified retirement plan (the Excess Retirement Plan), at the earliest eligible retirement age.

NAME(1)	PLAN NAME	NUMBER OF YEARS CREDITED SERVICE (#)	PRESENT VALUE OF ACCUMULATED BENEFIT ($)(2)	PAYMENTS DURING LAST FISCAL YEAR ($)
Paul G. Boynton	Rayonier Advanced Materials Salaried Plan	20.7	1,208,733	-
	Rayonier Advanced Materials Excess Benefit Plan	20.7	10,087,978	-
Michael R. Herman	Rayonier Advanced Materials Salaried Plan	16.3	939,184	-
	Rayonier Advanced Materials Excess Benefit Plan	16.3	1,891,239	-

(1)	Messrs. Moeltner, Ruperto, Manzer and Posze are not participants in our defined benefit pension plans.

(2)

Determined using the assumptions that applied for FASB ASC 715-30 disclosure as of the date indicated. For December 31, 2019, an interest rate of 3.26% was used and the mortality assumptions were the Pri-2012 mortality tables with a fully generational projection using scale MP-2019. Mortality is assumed from the retirement date only, so only the annuitant tables are used in our calculations. Benefits are assumed to be paid in the normal form of payment, which is a life annuity for single employees, the 90/50 survivor form for married employees eligible for retirement, and the 50% Joint and Survivor form for married employees not eligible for retirement, according to the marital status at December 31, 2019. If spousal information is not available, husbands are assumed to be three years older than wives.

The Retirement Plan is a tax-qualified retirement plan covering substantially all eligible salaried employees hired prior to January 1, 2006. This Plan provides income replacement following retirement through the payment of monthly pension benefits based upon the employee’s average final compensation and years of service. The costs of benefits under the Retirement Plan are borne entirely by the Company. Consistent with the Company’s desire that salaried employees take a more active role in saving for retirement, this benefit was replaced by an increased retirement contribution under the Rayonier Advanced Materials Investment Savings Plan for Salaried Employees for new salaried employees effective January 1, 2006.

For the period through December 31, 2003, the annual pension amounts to two percent of a member’s average final compensation for each of the first 25 years of benefit service, plus one and one-half percent of a member’s average final compensation for each of the next 15 years of benefit service, reduced by one and one-quarter percent of the member’s primary Social Security benefit for each year of benefit service to a maximum of 40 years, provided that no more than one-half of the member’s primary Social Security benefit is used for such reduction. Effective January 1, 2004, the Retirement Plan was amended so that for future service the annual pension amounts to one and one-half percent of a member’s final average compensation for each year of benefit service to a maximum of 40 years.

A member is vested in benefits accrued under the Retirement Plan upon completion of five years of eligibility service. Messrs. Boynton and Herman are vested in their accrued benefits. Normal retirement is at age 65. The Retirement Plan also provides for unreduced early retirement pensions for participants who retire at or after age 60 following completion of 15 years of eligibility service. Reduced benefits are available at age 55 with at least 10 years of service (Standard Early Retirement) or as early as age 50 with age plus eligibility service equal to at least 80, or as early as age 55 with at least 15 years of eligibility service (Special Early Retirement). The plan benefit for a member eligible for Standard Early Retirement will be reduced by 3% for each year of age under 65 (e.g., age 64 would result in 97% of the benefit payable). The Retirement Plan benefit for a member eligible for Special Early Retirement will receive a 5% reduction for each year of age under 60 (e.g., age 59 would result in 95% of the benefit payable).

A member’s average final compensation includes salary and approved bonus payments calculated under the Retirement Plan as follows: (1) the member’s average annual base salary for the five calendar years during the

2020 RYAM PROXY STATEMENT	53

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

member’s last 120 calendar months of service which yield the highest such average, plus (2) the member’s average approved bonus payments for the five calendar years during the member’s last 120 calendar months of service which yield the highest such average.

The Excess Plan was adopted to meet the retirement needs of a small segment of its salaried employee population affected by limits imposed under federal law. The Excess Plan was frozen to new participants effective January 1, 2006. Applicable federal law limits the amount of benefits that can be paid and the compensation that may be recognized under a tax-qualified retirement plan. Tax-qualified retirement plan participants whose annual benefit at the time of payment exceeds the IRC Section 415 limitations or whose benefit is limited on account of the IRC Section 401(a)(17) limitation on compensation are participants in the Excess Plan. The practical effect of the Excess Plan is to continue calculation of benefits after retirement to all employees on a uniform basis regardless of compensation levels. All employees covered by the Retirement Plan are eligible under the Excess Plan to the extent their compensation exceeds the IRC limits noted above.

NON-QUALIFIED DEFERRED COMPENSATION

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FY ($)(1)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE WITHDRAWALS/DISTRIBUTIONS IN LAST FY ($)	AGGREGATE BALANCE AT LAST FYE ($)(2)
Paul G. Boynton	45,350	24,350	19,886	-	723,248
Marcus J. Moeltner	4,108	6,675	17	-	5,895
Frank A. Ruperto	12,200	25,500	3,929	-	149,853
Michael R. Herman	3,700	4,583	4,475	-	159,241
William R. Manzer	0	14,200	1,521	-	52,891
James L. Posze Jr.	44,200	11,350	5,421	-	183,891

(1)   All executive and Company contributions in the last fiscal year are reflected in the Summary Compensation Table as 2019 compensation.

(2)   To the extent that a participant was a Named Executive Officer in prior years, executive and Company contributions included in the Aggregate Balance at Last FYE column have been reported in the Summary Compensation Table for the applicable year.

The Rayonier Advanced Materials Inc. Excess Savings and Deferred Compensation Plan (the Excess Savings Plan) is a nonqualified, unfunded plan that consists of two components, an Excess Savings component (a supplement to the Rayonier Advanced Materials Investment Savings Plan for Salaried Employees (the Savings Plan)) and an Excess Base Salary and Bonus Deferral component.

The Savings Plan, which is our tax qualified 401(k) plan, is not reflected in the table above which under SEC rules covers only our non-qualified deferred compensation plan. The Savings Plan is designed to encourage salaried employees to save and invest for retirement. Under this Plan, employees may contribute up to the annual IRS limits on a pre-tax basis. The Company matches such contributions at a rate of $.50 for each $1.00 up to 8% of the employee’s base salary. In addition, for 2019, the Company made an annual retirement contribution to each participant’s account equal to 3% of base salary and annual bonus for employees hired after January 1, 2006. The retirement contribution was increased, and automatic enrollment of all new salaried employees in the Savings Plan implemented, coincident with the closing of the Company’s defined benefit pension plan to new salaried employees effective January 1, 2006. This change reflects the Company’s desire that salaried employees take a more active role in planning, saving and investing for retirement.

The Company contributions to the Savings Plan, both matching and retirement contributions, vest at a rate of 20% per year over the participant’s first five years of employment. These contributions are reflected as compensation in the Summary Compensation Table.

The Excess Savings Plan supplements the Savings Plan by providing employees with Company contributions that are lost due to the IRC regulations limiting employee contributions to tax qualified 401(k) plans. Participants can contribute up to 8% of total base salary. The Company contributes up to 4% of total base salary (reduced by the

54

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

regular matching contributions made under the Savings Plan). Amounts contributed by participants and the Company match, are unsecured, but earn a return equal to 120% of the applicable federal long-term rate (adjusted monthly). The average interest rate in 2019 was 2.99%. Excess Savings participants may elect to receive a lump sum or annual installments upon termination of employment.

The Excess Base Salary and Bonus Deferral component of the Excess Savings Plan allows employees with a base salary in excess of $175,000 the opportunity to defer up to 100% of their base salary and all or any portion of their annual bonus. Amounts deferred are unsecured but earn a return equal to the 10-year treasury rate plus 1.50% (adjusted monthly). The average treasury interest rate in 2019 was 2.08%. Excess Base Salary Deferral and Annual Bonus Deferral participants may elect to receive a lump sum or annual installments not to exceed fifteen years upon termination of employment or a specific date.

2020 RYAM PROXY STATEMENT	55

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

NAME	CASH SEVERANCE ($)	ANNUAL CASH INCENTIVE SEVERANCE ($)	PENSION/ 401(K) BENEFIT ($)(3)	MEDICAL/ WELFARE, TAX AND OUTPLACEMENT BENEFITS ($)(4)	ACCELERATION OF EQUITY AWARDS ($)(5)	OTHER
Paul G. Boynton

Voluntary Termination	-	-	-	-	-	-

Terminated for cause	-	-	-	-	-	-

Retirement	-	-	-	-	-	-

Involuntary termination(1)	2,010,000	2,205,000	-	52,663	838,691	-

Change in Control	-	-	-	-	1,719,314	-

Involuntary or voluntary termination for good reason after change in control(2)	3,015,000	4,545,000	4,186,511	98,970	3,699,513	-

Marcus J. Moeltner

Voluntary Termination	-	-	-	-	-	-

Terminated for cause	-	-	-	-	-	-

Retirement	-	-	-	-	-	-

Involuntary termination(1)	562,500	378,125	-	47,529	16,247	-

Change in Control	-	-	-	-	16,247	-

Involuntary or voluntary termination for good reason after change in control(2)	1,125,000	1,160,000	100,388	74,024	204,003	-

Frank A. Ruperto

Voluntary Termination	-	-	-	-	-	-

Terminated for cause	-	-	-	-	-	-

Retirement	-	-	-	-	-	-

Involuntary termination(1)	697,500	480,475	-	46,831	269,580	-

Change in Control	-	-	-	-	552,637	-

Involuntary or voluntary termination for good reason after change in control(2)	1,395,000	1,450,000	124,829	72,693	1,144,331	-

Michael R. Herman

Voluntary Termination	-	-	-	-	-	-

Terminated for cause	-	-	-	-	-	-

Retirement	-	-	-	-	-	-

Involuntary termination(1)	410,000	300,100	-	36,882	209,676	-

Change in Control	-	-	-	-	429,834	-

Involuntary or voluntary termination for good reason after change in control(2)	1,230,000	1,280,000	1,175,019	59,858	690,689	-

William R. Manzer

Voluntary Termination	-	-	-	-	-	-

Terminated for cause	-	-	-	-	-	-

Retirement	-	-	-	-	-	-

Involuntary termination(1)	390,000	238,900	-	40,072	177,412	-

Change in Control	-	-	-	-	267,274	-

Involuntary or voluntary termination for good reason after change in control(2)	780,000	820,000	101,001	59,754	554,655	-

James L. Posze Jr.

Voluntary Termination	-	-	-	-	-	-

Terminated for cause	-	-	-	-	-	-

Retirement	-	-	-	-	-	-

Involuntary termination [1]	335,000	205,850	-	43,862	112,324	-

Change in Control	-	-	-	-	230,266	-

Involuntary or voluntary termination for good reason after change in control [2]	670,000	705,000	86,777	67,188	417,009	-

56

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

(1)

For purposes of calculating the executive’s cash severance entitlement, represents the executive’s base salary and target Annual Cash Incentive pay times the applicable tier multiplier under the Executive Severance Non-Change in Control Plan (2 times for Tier I, 1.5 times for Tier II, and 1 times for Tier III) and pro-rata as of 12/31/19. Mr. Boynton is included in Tier I; Messrs. Moeltner and Ruperto in Tier II; and Messrs. Herman, Manzer, and Posze are included in Tier III.

(2)

For purposes of calculating the executive’s cash severance entitlement, the executive’s base pay is multiplied by the applicable tier multiplier under the CIC Plan (3 times for Tier I and 2 times for Tier II). Messrs. Boynton, Moeltner, Ruperto, and Herman are included in Tier I and Messrs. Manzer and Posze are included in Tier II). For purposes of calculating the Annual Cash Incentive Severance, the applicable tier multiplier is applied to the greater of: (i) the highest annual bonus received over the three years preceding the termination of employment; (ii) the target Annual Cash Incentive for the year in which the CIC occurred; or (iii) the target Annual Cash Incentive in the year of termination, which is the full-year cash incentive for termination as of December 31, 2019.

(3)

Represents the actuarial value of an additional two or three years, based upon the applicable tier multiplier, of eligibility service and age under the Company’s retirement plans and additional years participation in the Savings Plan at the executive’s current contribution levels.

(4)

Represents: (i) the present value of the annual Company contribution to health and welfare plans times the applicable tier multiplier; (ii) the value of the executive’s annual tax and financial planning allowance of $25,000 for Mr. Boynton, and $10,000 for the other NEOs; and (iii) up to $30,000 in outplacement services.

For stock option awards, the value was calculated as the difference between the closing price of the Company’s stock on December 31, 2019 and the option exercise price. Performance share and performance unit awards (reflected here at maximum for 2017 and 100% for 2018 and 2019) and restricted stock and restricted stock unit awards were valued using the closing price of the Company’s stock on December 31, 2019. Any payout of the performance shares or performance units is subject to any common stock share cap under the Equity Incentive Plan in effect at the time of grant. Under the CIC Severance Plan, outstanding performance shares or units for which the performance period is not more that 50% complete will vest at target upon a change in control. Outstanding performance shares or units for which the performance period is more than 50% complete at the time of the change in control will vest at the greater of target or actual performance achievement as determined pursuant to CIC Severance Plan terms.

As discussed in the CD&A under Severance Pay and Change in Control Benefits, under our CIC Severance Plan, there are no excise tax reimbursements made for our executives. They are instead subject to a net best provision whereby the executive would be entitled to the greater after-tax benefit of either (i) full CIC payments and benefits, for which the executive is responsible for the payment of any applicable 208G excise tax or (ii) CIC payments and benefits cut back to the amount that would result in no 280G excise tax for the executive.

Our Executive Severance Non-Change in Control Plan provides severance benefits to employees at the level of vice-president and above, including the NEOs, in the event their employment is terminated (other than for cause or other non-qualifying terminations defined in the plan). This Executive Severance Non-Change in Control Plan replaces the Severance Pay Plan for Salaried Employees for the executive level group of employees. Benefits may range from 9 months to 24 months of base salary plus target annual incentive. The individual severance multiples for the NEOs are noted in the footnotes to the table above.

The amounts shown in the table above do not include payments and benefits to the extent that they are provided on a non-discriminatory basis to salaried employees generally upon termination of employment, including accrued salary, vacation pay, regular pension benefits, welfare benefits and 401(k) distributions. Amounts that would be distributed pursuant to the Company’s nonqualified deferred compensation plans are indicated in the Nonqualified Deferred Compensation table. Other than as reflected in the table and footnote (3) above, amounts that would be distributed pursuant to the Company’s tax-qualified and non-qualified retirement plans are indicated in the Pension Benefits table.

A termination by an executive within two years after a change in control would generally be for good reason if it results from: (i) a significant diminution in the executive’s position or the assignment to the executive of any duties inconsistent in any respect with his or her position (including status, offices, titles, and reporting requirements), authority, duties, or responsibilities immediately before the change in control; (ii) any material reduction in the executive’s salary, bonus opportunities, benefits, or other compensation; (iii) the relocation of the executive’s principal place of business by more than 50 miles from his or her previous place of business; or (iv) any termination of the CIC Severance Plan (or the executive’s participation therein) other than by its express terms. Regardless of whether a change in control had occurred, an executive would not be entitled to payments under the CIC Severance Plan if he or she was terminated for cause. A termination of an executive generally would be for cause if it was due to (i) the willful and continued refusal of the executive to substantially perform his or her employment duties following written notification by Rayonier Advanced Materials’ Board of Directors; or (ii) engagement of the executive in illegal conduct or gross misconduct that is demonstrably injurious to the Company, including an indictment or charge by any prosecuting agency with the commission of a felony.

2020 RYAM PROXY STATEMENT	57

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

The Company may condition payment of a portion of an executive’s severance benefits under the CIC Severance Plan upon his or her agreement to adhere to confidentiality covenants, as well as to refrain from disparaging the Company (subject to certain limitations as required by law) or its products; competing directly with the Company; or inducing certain employees to terminate employment or service with the Company. These covenants would generally remain in effect for the shorter of one year from the executive’s termination or two years following a change of control, except that the confidentiality covenants would remain in effect for the longer of two years from the executive’s termination or three years following a change in control. By accepting the conditioned payments, an executive will be deemed to have consented to the issuance of a temporary restraining order to maintain the status quo pending the outcome of any equitable proceeding that may be brought by Rayonier Advanced Materials to enforce such covenants.

Unless otherwise indicated, all cash payments would be made by the Company in a lump sum, although the timing of some payments and benefits may be delayed by six months after termination in accordance with IRC Section 409A, which regulates deferred compensation. The Company has established two rabbi trusts related to the CIC Severance Plan. One is designed to defray the legal costs incurred by the executives in enforcing their rights under the CIC Severance Plan if the Company does not meet its obligations. The Company has funded $3,029,089.47 to this trust. If there is a change in control at the Company, the Company would transfer to the second trust an amount sufficient to satisfy the cash payments that would be required to be paid in the event of a qualifying termination of executives covered under the CIC Severance Plan.

CEO PAY RATIO

The annual total compensation of our median-paid employee on a worldwide basis for 2019 was $127,402. The annual total compensation of our CEO for 2019, as reported in the Summary Compensation table, was $7,348,393. The ratio of our CEO’s total compensation to our median employee’s total compensation is 58 to 1, which is calculated by dividing the CEO’s annual total compensation by that of our median-paid employee.

In accordance with SEC rules, we have used the same median employee who was identified for the 2018 disclosure. An analysis was conducted using payroll records to confirm the employee population remained consistent with the prior year reporting. There have been no changes to compensation arrangements the company reasonably believes would result in a significant change to its pay ratio disclosure. A re-calculation of the median employee’s 2019 annual total compensation was conducted as required.

We believe the CEO pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described above. The pay ratio reported by other companies may not be comparable to ours, as other companies may have different employment and compensation practices and may use different methodologies in calculating their pay ratios.

58

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows the Common Stock beneficially owned as of March 19, 2020 by each of the Company’s directors, each of the NEOs and all directors and executive officers as a group. Unless otherwise indicated, all Common Stock listed below is owned directly by the named individual:

	BENEFICIAL OWNERSHIP
NAME OF BENEFICIAL OWNER	COMMON STOCK BENEFICIALLY OWNED(1)		EXERCISABLE STOCK OPTIONS(2)	TOTAL COMMON STOCK AND EXERCISABLE STOCK OPTIONS	PERCENT OF CLASS
Charles E. Adair	27,581		-	27,581	*

De Lyle W. Bloomquist	48,759		-	48,759	*

Paul G. Boynton	852,373	(3)	55,374	907,747	1.44%

C. David Brown, II(4)	95,192		-	95,192	*

Julie A. Dill	7,251		-	7,251	*

Mark E. Gaumond(5)	45,412		-	45,412	*

James F. Kirsch	28,055		-	28,055	*

Thomas I. Morgan	28,399		-	28,399	*

Lisa M. Palumbo	52,862		-	52,862	*

Michael R. Herman	238,086	(3)	16,021	254,107	*

William R. Manzer	96,617	(3)	4,194	100,811	*

Marcus J. Moeltner	1,633		-	1,633	*

James L. Posze, Jr.	103,862	(3)	5,119	108,981	*

Frank A. Ruperto	205,639	(3)	4,173	209,812	*

Directors and executive officers as a group (16 persons)(6)	1,884,641	(3)	86,419	1,971,060	3.12%

*	Indicates that the percentage of beneficial ownership of the director or executive officer does not exceed one percent of the class.

(1)

Does not include outstanding unvested restricted stock unit awards as follows: Messrs. Adair, Bloomquist, Brown, Gaumond, Kirsch and Morgan and Ms. Dill and Ms. Palumbo, 13,258 shares each; Mr. Boynton, 154,704 shares; Mr. Herman, 20,380 shares; Mr. Manzer, 19,644 shares; Mr. Moeltner, 20,142; Mr. Posze, 14,590 shares; Mr. Ruperto, 46,226 shares; and all directors and executive officers as a group, 427,584 shares.

(2)

Pursuant to SEC regulations, stock receivable through the exercise of employee stock options that are exercisable within 60 days after March 19, 2020 are deemed to be beneficially owned as of March 19, 2020.

(3)

Includes the following shares allocated under the 401(k) Plan to the accounts of Mr. Boynton, 4,114 shares; Mr. Herman, 648 shares; Mr. Manzer, 6,172 shares; Mr. Posze, 1,012 shares; Mr. Ruperto, 6,630 shares; and all directors and executive officers as a group, 19,562 shares.

(4)	Mr. Brown will retire from the Board following the Annual Meeting.

(5)	Mr. Gaumond will retire from the Board following the Annual Meeting.

(6)	Directors and executive officers are not permitted to pledge any shares of our Common Stock under our policies; to our knowledge, none have done so.

2020 RYAM PROXY STATEMENT	59

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

EXECUTIVE OFFICERS

Our executive officers are elected by the Board of Directors and hold office as determined by the Board. The information set forth below includes the current executive officers of the Company who are not also serving as directors. (Mr. Boynton’s biography appears in the Election of Directors section.)

Chris Black, 61, Senior Vice President, Forest Products and Board Business–Mr. Black joined the Company in 2017 as Senior Vice President, Forest Products, Paper and Board Business, following the acquisition of Tembec. Prior to the acquisition, Mr. Black was Executive Vice President, Forest Products, Pulp and Paper at Tembec. Mr. Black began his career in 1983 with Kimberly-Clark Corporation where, over a ten-year period, he held increasingly senior positions in finance and marketing. In 1992, he joined Navistar as Director of Marketing and continued in the heavy truck industry in several sales and general management roles until joining Tembec in 2000. Mr. Black joined Tembec as Vice President, Sales and Marketing, Newsprint Division and was appointed Executive Vice President, Forest Products, Pulp and Paper in 2013. He holds a B.A. in Economics and a M.B.A. (Finance) from York University in Toronto.

John P. Carr, 49, Chief Accounting Officer–Mr. Carr joined Rayonier Inc. as Controller, Performance Fibers in July 2006, a position he held until June 2014. Following our 2014 spinoff, Mr. Carr was elected Vice President, Controller of the Company and was elected to his current position effective January 1, 2016. Prior to joining Rayonier Inc., from March 2002 to July 2006, he served as Vice President and Controller at The Haskell Company. From October 2000 to March 2002, Mr. Carr was Director of Financial Reporting, Mergers and Acquisitions at CommTec Industries, Inc. and from September 1993 to October 2000, he was an Audit Manager at Arthur Andersen, LLP. Mr. Carr holds a Bachelor of Business Administration, Accounting from the University of North Florida. He is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants.

Michael R. Herman, 57, Senior Vice President, General Counsel and Corporate Secretary–Mr. Herman joined Rayonier Inc. as Vice President and General Counsel in September 2003 and was named Senior Vice President and General Counsel in March 2013, a position he held until June 2014, when the Company was spun-off from Rayonier Inc. Following our 2014 spinoff, Mr. Herman was appointed to his current position for the Company. From 1997 to 2003, he was vice president and general counsel of GenTek Inc., and its predecessor company, General Chemical Corporation, which he joined in 1992. Mr. Herman was also counsel to IBM’s Integrated Systems Solutions Corporation for two years and served four years as an associate with the international law firm Shearman & Sterling. Mr. Herman holds a BA in economics and literature and rhetoric from Binghamton University and a JD from St. John’s University School of Law. As disclosed in the Company’s Form 8-K filed on March 4, 2020, Mr. Herman has announced his resignation from the Company effective March 20, 2020.

William R. Manzer, 62, Senior Vice President, Manufacturing Operations–Mr. Manzer joined Rayonier Inc. as Vice President, Manufacturing Operations in January 2011, a position he held until June 2014. Following our 2014 spinoff, Mr. Manzer was appointed to his current position for the Company. Prior to joining Rayonier Inc., from September 2001 to December 2010, he was employed in various senior manufacturing roles for Fraser Papers (a manufacturer of specialized printing, publishing and converting papers) and most recently served as their Senior Vice President, Business Strategy and Projects. Previously, Mr. Manzer worked from January 1991 to August 2001 for Champion International and from June 1980 until December 1991 for Fraser Papers in various pulp and paper manufacturing roles. His responsibilities have included various roles at pulp and paper mills in the US and Canada. Mr. Manzer holds a bachelor’s degree in chemical engineering from the University of Maine, Orono.

Marcus J. Moeltner, 55, Chief Financial Officer and Senior Vice President, Finance– Mr. Moeltner joined the Company in November of 2017 at its headquarters in Jacksonville, Florida, as Vice President, Corporate Development and Planning, in connection with the Company’s acquisition of Tembec Inc., and was promoted to his current position on July 8, 2019. He had rejoined Tembec Inc. in May 2008 as Vice President, Corporate Development. From 2005 to 2008, Mr. Moeltner was Vice President, Finance for Grant Forest Products Inc., a Canadian forest products producer, where he was responsible for leading a team responsible for financial analysis, treasury, cost accounting, risk management, and taxation across its business operations. From 2000 to 2004,

60

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

Mr. Moeltner held various roles at Tembec Inc., including Director, Business Planning, and Vice President, Business Analysis and Control. Mr. Moeltner began his professional career with Kimberly-Clark Corporation in 1987 and, during his tenure there, held various finance positions of increasing responsibility in Canada, France, England, and the United States. Mr. Moeltner holds an Honors Bachelor of Commerce degree from Laurentian University, Sudbury, Ontario. He is also a CPA, CMA receiving his accreditation in Ontario.

James L. Posze, Jr., 55, Senior Vice President, Human Resources–From October 2010 to March 2013, Mr. Posze was Vice President, Human Resources at Rayonier Inc. and was promoted to Senior Vice President, Human Resources in March 2013, a position he held until June 2014. Following our 2014 spinoff, Mr. Posze was appointed to his current position for the Company. Prior to joining Rayonier Inc., Mr. Posze was with Albemarle Corporation (a manufacturer of polymers and fine chemicals), where he served as Global Director, Human Resources for more than eight years. Mr. Posze holds a bachelors degree in management from Western Kentucky University.

Frank A. Ruperto, 54, Executive Vice President, High Purity and High Yield Cellulose Businesses–Mr. Ruperto joined Rayonier Inc. in March 2014 as Senior Vice President, Corporate Development and Strategic Planning, a position he held until June 2014. Following our 2014 spinoff, he was appointed to the same position at the Company. In November 2014, he was appointed Chief Financial Officer and Senior Vice President, Finance and Strategy, in July 2019 he was appointed Senior Vice President, High Purity and High Yield Cellulose Business and effective January 1, 2020, Mr. Ruperto was appointed to his current position at the Company. Prior to joining Rayonier Inc., from 2003 to 2012, he served as Managing Director, Mergers and Acquisitions for Banc of America Securities and, subsequent to their merger, Bank of America Merrill Lynch (each a consumer banking and financial services provider). From 1996 to 2003, Mr. Ruperto held various positions at Merrill Lynch & Co. including Managing Director, Mergers & Acquisitions. Prior to that, Mr. Ruperto was an Associate with Kidder Peabody & Co./PaineWebber Inc. from 1993 to 1995 and with Smith Barney Inc. from 1995 to 1996. From 1988 to 1991, he was a Corporate Finance Analyst with Alex. Brown & Sons Inc. Mr. Ruperto received a Bachelor of Arts with a concentration in economics from Harvard College and holds an MBA, with a major in finance, from The Wharton School of Business at The University of Pennsylvania.

R. Colby Slaughter, 42, Assistant General Counsel–Mr. Slaughter joined Rayonier Inc. in January 2013 as Senior Counsel, a position he held until June 2014. Following our 2014 spinoff from Rayonier Inc., he was appointed to the same position at the Company. In May 2016, he was appointed Assistant General Counsel and, effective March 21, 2020, he has been appointed Vice President, General Counsel and Corporate Secretary of the Company. Prior to joining Rayonier Inc., Mr. Slaughter was an Associate with the law firm of K&L Gates LLP from 2007 to 2013. Mr. Slaughter holds a B.S. in Business Management from Brigham Young University and a JD from the University of Virginia School of Law.

2020 RYAM PROXY STATEMENT	61

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table shows the holdings of persons known to us to beneficially own more than five percent of the Company’s outstanding Common Stock as of February 25, 2020.

NAME AND ADDRESS OF BENEFICIAL OWNER	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP		PERCENT OF CLASS
BlackRock, Inc.	7,962,133	(1)	12.60%
55 East 52nd Street
New York, NY 10055
Renaissance Technologies LLC	4,848,316	(2)	7.67%
800 Third Avenue
New York, NY 10022
The Vanguard Group	4,362,311	(3)	6.90%
100 Vanguard Blvd.
Malvern, PA 19355
Dimensional Fund Advisors LP	4,176,796	(4)	6.61%
Building One 6300 Bee Cave Road
Austin, TX 78746
Ortelius Capital Partners, LLC	3,264,071	(5)	5.20%
Ortelius Advisors, L.P.
450 Park Avenue,
Suite 2700
New York, NY 10022

(1)

Aggregated holdings and percent of class as of December 31, 2019 as reported to the SEC on Schedule 13G/A on February 4, 2020, indicating sole voting power over 7,817,363 shares of Common Stock; and sole dispositive power over 7,962,133 shares of Common Stock.

(2)

Aggregated holdings and percent of class as of December 31, 2019 as reported to the SEC on Schedule 13G/A on February 13, 2020, indicating sole voting power over 4,676,753 shares of Common Stock, dispositive power over 4,800,510 shares of Common Stock and shared dispositive power over 47,806 shares of Common Stock.

(3)

Aggregated holdings and percent of class as of December 31, 2019 as reported to the SEC on Schedule 13G/A on February 12, 2020, indicating aggregated sole voting power over 47,888 shares of Common Stock; shared voting power over 11,389 shares of Common Stock; sole dispositive power over 4,310,723 shares of Common Stock; and shared dispositive power over 51,588 shares of Common Stock.

(4)

Aggregated holdings and percent of class as of December 31, 2019 as reported to the SEC on Schedule 13G on February 12, 2020, indicating aggregated sole voting power over 4,026,994 shares of Common Stock; and sole dispositive power over 4,176,796 shares of Common Stock.

(5)

Aggregated holdings and percent of class as of February 25, 2020 as reported to the SEC on Schedule 13D on March 6, 2020, indicating aggregated shared voting and dispositive power over 3,264,071 shares of Common Stock (including 1,450 shares of Common Stock beneficially owned by Mr. DeSorcy’s minor child).

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of our Company. Based solely on a review of copies of such forms filed with respect to fiscal year 2019 and the written representations received from certain reporting persons that no other reports were required, we believe that all directors, executive officers and persons who own more than 10% of the Company’s outstanding Common Stock have complied with the reporting requirements of Section 16(a).

62

EXECUTIVE COMPENSATION TABLES AND RELATED INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2019 regarding all compensation plans under which equity securities of the Company are authorized for issuance. The number of securities underlying outstanding awards and the weighted average price shown have been adjusted to reflect our 2014 spinoff from our former parent company, Rayonier Inc.

PLAN CATEGORY	(A) NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		(B) WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS	(C) NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES REFLECTED IN COLUMN (A))
Equity compensation plans approved by security holders	3,851,870	(1)	$31.24	3,587,163	(2)
Equity compensation plans not approved by security holders	N/A		N/A	N/A
Total	3,851,870		$31.24	3,587,163

(1)

Consists of 44,943 Outstanding stock options awarded under the Rayonier Incentive Stock Plan of our former parent company, Rayonier Inc., 106,746 outstanding stock options awarded under the Rayonier Advanced Materials Incentive Stock Plan and 3,700,181 performance shares (assuming maximum payout) awarded under the Rayonier Advanced Materials Incentive Stock Plan and the Rayonier Advanced Materials 2017 Incentive Stock Plan. The weighted-average exercise price in column (B) does not take performance shares or restricted stock into account.

(2)	Consists of shares available for future issuance under the 2017 Rayonier Advanced Materials Incentive Stock Plan.

COMPENSATION COMMITTEE INDEPENDENCE; COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Each of Messrs. Bloomquist, Brown, Gaumond and Morgan, and Ms. Dill and Palumbo, served as a member of our Compensation and Management Development Committee (the Compensation Committee) during the fiscal year ended December 31, 2019. Our Board has determined in its business judgment that each member of the Compensation Committee is independent within the meaning of the SEC and NYSE rules and the Director Independence Standards adopted by our Board as part of the CGPs. No member of the Compensation Committee served as one of our officers or employees at any time during 2019 or engaged in any related person transaction or relationship required to be disclosed in this Proxy Statement. None of our executive officers serve, or served during 2019, as a member of the board of directors or compensation committee of a public company that has at least one of its executive officers serving on our Board or Compensation Committee.

2020 RYAM PROXY STATEMENT	63

PROPOSAL 5 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 5 – Ratification of the Appointment of Independent Registered Public Accounting Firm

APPOINTMENT OF GRANT THORNTON AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2020

On February 24, 2020, the Audit Committee appointed Grant Thornton as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020. Although submission of the appointment for ratification by the stockholders is not legally required, the Board believes that it is consistent with best practices and is an opportunity for stockholders to provide direct feedback to the Board on this important issue of corporate governance. If the stockholders do not ratify the selection of Grant Thornton, the Audit Committee will reconsider the selection of the independent registered public accounting firm for the Company for 2020.

Representatives of Grant Thornton will be present at the Annual Meeting to respond to appropriate questions and they will have an opportunity to make a statement if they desire to do so.

The Board of Directors recommends that you vote “for” the ratification of the appointment of Grant Thornton as our independent registered public accounting firm for 2020.

REPORT OF THE AUDIT COMMITTEE

Management has primary responsibility for the Company’s financial statements and its reporting process, including the Company’s internal control system. Its independent registered public accounting firm is responsible for auditing the Company’s financial statements and expressing an opinion as to the conformity of such statements with accounting principles generally accepted in the United States of America as well as auditing the Company’s internal control over financial reporting.

The Audit Committee’s role is to assist the Board of Directors in oversight of the Company’s financial reporting process, including oversight of annual audits and quarterly reviews of the Company’s financial statement filings and audits of internal control over financial reporting. The Audit Committee has sole responsibility for the appointment, compensation and oversight of the Company’s independent registered public accounting firm. The Audit Committee is currently composed of six directors, all of whom have been determined by the Board of Directors in its business judgment to be independent within the meaning of the Company’s Director Independence Standards and independent and financially literate as defined under applicable securities laws and rules of the NYSE, and operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee charter can be found on the Company’s website at rayonieram.com.

The Audit Committee has reviewed the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and has discussed these audited financial statements with management and with the Company’s independent registered public accounting firm. In addition, the Audit Committee has held discussions with the Company’s independent registered public

64

PROPOSAL 5 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

accounting firm covering the matters required by the Public Company Accounting Oversight Board’s (PCAOB) Auditing Standard No. 1301, Communications with Audit Committees. The Audit Committee has also received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB for independent auditor communications with audit committees concerning independence, and has held discussions with the Company’s independent registered public accounting firm regarding their independence.

The Audit Committee met with the Company’s chief internal audit executive, and with the Company’s independent registered public accounting firm representatives to discuss, the overall scope and plans for each of their respective audits, the results of their examinations, their evaluations of the adequacy of the Company’s internal control over financial reporting and disclosure controls and procedures, and the overall quality of the Company’s financial reporting. Separate private meetings without management present were also held with the Company’s chief internal audit executive at five meetings of the Audit Committee in 2019 and with representatives of the Company’s independent registered public accounting firm at five meetings of the Audit Committee in 2019. The Audit Committee also held five regularly scheduled private meetings with the Company Ombudsman in 2019. The Ombudsman is responsible for handling concerns and inquiries regarding compliance matters, including any submissions regarding the Company’s accounting, internal controls and auditing, as required by the Sarbanes-Oxley Act of 2002.

Based on the Audit Committee’s reviews and discussions with management and the independent registered public accounting firm as discussed above, the Audit Committee recommended to the Board of Directors and the Board of Directors has approved that the audited financial statements of the Company be included in the Company’s 2019 Annual Report on Form 10-K for the year ended December 31, 2019 for filing with the SEC. The Audit Committee has also appointed, and has requested stockholder ratification of the appointment of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

This report is furnished by the members of the Audit Committee.

Charles E. Adair, Chair

De Lyle W. Bloomquist

Julie A. Dill

Mark E. Gaumond

James F. Kirsch

AUDIT COMMITTEE FINANCIAL EXPERTS

The Board has evaluated whether at least one Audit Committee member meets the qualifications to serve as an audit committee financial expert in accordance with SEC rules. Based on its evaluation, the Board has determined that Messrs. Adair, Bloomquist, Gaumond and Kirsch are each independent of management and qualify as audit committee financial experts.

2020 RYAM PROXY STATEMENT	65

PROPOSAL 5 – RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INFORMATION REGARDING INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Grant Thornton has served as the Company’s independent registered public accounting firm since March 9, 2016. The Audit Committee may change the appointment of the independent registered public accounting firm at any time if it determines, in its discretion, that such a change is in the best interest of the Company and its stockholders.

Grant Thornton billed the Company the following fees and expenses for services performed in fiscal years ended December 31, 2019 and 2018, respectively:

FEES ($ THOUSANDS)	2019	2018
Audit fees and expenses	$2,000	$2,000

Audit fees include amounts for the annual audits of the financial statements and internal controls over financial reporting, as well as, the reviews of Forms 10-Q, accounting research and consents for SEC filings.

The independent registered public accountants are prohibited by Company policy from providing professional services to Company executives for personal income tax return preparation or for financial or estate tax planning.

All services provided by the independent registered public accountant as set forth above were pre-approved in accordance with the Audit Committee’s pre-approval policies and procedures set forth on the attached Appendix C. Pursuant to such policies and procedures, the Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve, when the Audit Committee is not in session, audit-related services and allowable non-audit services and associated fees for any individual engagement for which fees are less than $10,000. Any such pre-approval of services and fees by the Chairman are reported to the full Audit Committee at its next regular meeting.

Questions and Answers about the 2020 Annual Meeting of Stockholders can be found in Appendix D.

BY ORDER OF THE BOARD OF DIRECTORS

By:
R. Colby Slaughter Assistant Corporate Secretary

66

APPENDIX A PROPOSED AMENDMENTS TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

Appendix A

Proposed Amendment to Amended and Restated Certificate of Incorporation to Declassify the

Board of Directors

Text of proposed amendment to the Company’s Certificate of Incorporation (deletions are indicated by strikeouts and additions are indicated by double-underlining):

AMEND SECTIONS 2, 3 AND 4 OF ARTICLE VI AS FOLLOWS:

Section 2.    Classes of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the directors shall, until the annual meeting of stockholders to be held in 2023, be divided, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is reasonably possible~~, with the~~. The term of office of the ~~first class to~~class of directors elected at the annual meeting of stockholders held in 2020 shall expire at the ~~2015~~2023 annual meeting of stockholders, the term of office of the ~~second class to~~class of directors elected at the annual meeting of stockholders held in 2021 shall expire at the ~~2016~~2022 annual meeting of stockholders and the term of office of the ~~third class to~~class of directors elected at the annual meeting of stockholders held in 2022 shall expire at the ~~2017~~2023 annual meeting of stockholders, with each director to hold office until his or her successor shall have been duly elected and qualified. At each annual meeting of stockholders, commencing with the ~~2015~~2021 annual meeting, (a) directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the ~~third succeeding~~ annual meeting of stockholders ~~after~~held in the year following the year of their election, with each director to hold office until his or her successor shall have been duly elected and qualified, and (b) if authorized by a resolution of the Board of Directors, directors may be elected to fill any vacancy on the Board of Directors, regardless of how such vacancy shall have been created.

Section 3.    Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and directors so chosen shall hold office ~~for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been appointed expires and~~ until such director’s successor shall have been duly elected and qualified and, if the Board of Directors at such time is classified, for a term expiring at the annual meeting of stockholders at which the term of office of the class to which such director has been appointed expires.

2020 RYAM PROXY STATEMENT	A-1

APPENDIX A PROPOSED AMENDMENTS TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS

Section 4.    Removal. ~~Subject~~ Except as provided in the subsequent sentence and subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time ~~but only for~~, with or without cause, but only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class. Notwithstanding the immediately preceding sentence, subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, until the 2023 annual meeting of the stockholders, a director may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the Voting Stock, voting together as a single class.

A-2

APPENDIX B PROPOSED AMENDMENTS TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS

Appendix B

Proposed Amendment to Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Provisions

Text of proposed amendment to the Company’s Certificate of Incorporation (deletions are indicated by strikeouts and additions are indicated by double-underlining):

AMEND SECTION 4 OF ARTICLE VI AS FOLLOWS:

Section 4.    Removal. Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time but only for cause by the affirmative vote of the holders of at least ~~eighty percent (80%)~~a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class.

AMEND ARTICLE XIII AS FOLLOWS:

~~In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware as they presently exist or may hereafter be amended, subject to any limitations contained elsewhere in this Amended and Restated Certificate of Incorporation, the Corporation may from time to time alter, amend, repeal or adopt, in whole or in part, any provisions of this Amended and Restated Certificate of Incorporation; provided, however, that any proposed alteration, amendment or repeal of, or the adoption of any provision inconsistent with, Section 3 of Article IV, Article VI, Article VII, Article X or this Article XIII of this Amended and Restated Certificate of Incorporation (in each case, as in effect on the date hereof), or the alteration, amendment or repeal of, or the adoption of any provision inconsistent with this sentence, may only be made by the affirmative vote of shares representing not less than eighty percent (80%) of the voting power of all of the Voting Stock, voting together as a single class.~~

The Corporation reserves the right to amend, alter or repeal any provision contained in this Amended and Restated Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are subject to this reservation.

2020 RYAM PROXY STATEMENT	B-1

APPENDIX C RAYONIER ADVANCED MATERIALS INC. AUDIT COMMITTEE POLICIES AND PROCEDURES

Appendix C

Rayonier Advanced Materials Inc.

Audit Committee Policies and Procedures

PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT AUDITOR

To ensure the Audit Committee (the “Committee”) approves all services to be provided by the Company’s independent auditors and maintains appropriate oversight, the following policies and procedures have been established.

Policies and Procedures

1.	The Committee will approve the fees for the annual audit of the Company’s financial statements and reviews of quarterly financial statements.

2.

The Committee will also approve at one of its regularly scheduled meetings an annual plan of all permissible services to be provided by the independent auditors as well as unanticipated projects that arise.

3.

When the timing of the services does not allow for pre-approval in regularly scheduled Committee meetings, the Chairman of the Committee (or another member of the Committee so designated) may approve any audit or allowable non-audit services provided that such approved services are reported to the full Committee at the next regularly scheduled meeting. Approval must be received prior to commencement of the service, unless the service is one of the specific services listed below (see No. 4) that is permitted to be performed on a pre-approval basis.

4.	The following audit-related services are pre-approved as they become required and need commencement before notifying the Chairman:

a.	Required audits of wholly-owned subsidiaries of the Company

b.	Consent letters

c.	Audits of statutory financial statements in countries where audited financial statements must be filed with government bodies

d.	Annual audits of the Company’s defined benefit and savings plans

e.	Agreed-upon procedures or other special report engagements performed in connection with requirements under debt agreements or environmental laws; and

f.	Subscription services for technical accounting resources and updates

This pre-approval (prior to notifying the Committee) is for audit services or allowable audit-related services engagements for which fees are less than $10,000.

Any services performed in these pre-approved services categories that were not anticipated will be reported to the Committee at the next regularly scheduled meeting after commencement of the services. The requirements, scope and objectives of the service as well as estimated fees and timing will be reported to the Committee.

Any other services, such as for tax services unrelated to the audit, will require the explicit approval of the Chairman or the Committee prior to engaging the independent auditor.

2020 RYAM PROXY STATEMENT	C-1

APPENDIX D QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Appendix D

Questions and Answers About the Annual Meeting

Q: WHAT AM I VOTING ON?

A: You are being asked by the Company to vote on five matters: (1) the election of three Class III directors: De Lyle W. Bloomquist, Paul G. Boynton and David C. Mariano (information about each nominee is included in the Information on the Nominees for Election to the Board of Directors section); (2) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the board of directors (information can be found in Proposal 2); (3) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions (information can be found in Proposal 3); (4) approval, in a non-binding vote, of the compensation of our named executive officers as disclosed in this Proxy Statement (referred to herein as Say on Pay, information can be found in Proposal 4); and (5) ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for 2020 (information can be found in Proposal 5). The Board of Directors recommends that you vote “FOR” each of the director nominees listed above and “FOR” each of the other proposals.

Q: WHO IS ENTITLED TO VOTE?

A: The record holder of each of the 63,179,899 shares of Rayonier Advanced Materials common stock (Common Stock) outstanding at the close of business on March 20, 2020 is entitled to one vote for each share of stock owned.

Q: HOW DO I VOTE?

A: You can vote in any one of the following ways:

You can vote on the Internet by following the Vote by Internet instructions on your Notice of Internet Availability (Internet Notice) or proxy card.

You can vote by telephone by following the Vote by Phone instructions on the www.proxyvote.com website referred to in the Internet Notice, or, if you receive hard copies of the proxy solicitation materials, by following the Vote by Phone instructions referred to in your proxy card.

If you receive hard copies of the proxy solicitation materials, you can vote by mail by signing and dating your proxy card and mailing it in the provided prepaid envelope. If you mark your voting instructions on the proxy card, your stock will be voted as you instruct. If you return a signed and dated card but do not provide voting instructions, your stock will be voted in accordance with the recommendations of the Board of Directors.

You can vote in person at the Annual Meeting by delivering a completed proxy card or by completing a ballot available upon request at the meeting. However, if you hold your stock in a bank or brokerage account rather than in your own name, you must obtain a legal proxy from your broker, bank or other holder of record in order to vote at the meeting.

Regardless of how you choose to vote, your vote is important and we encourage you to vote promptly.

Q: HOW DO I VOTE STOCK THAT I HOLD THROUGH AN EMPLOYEE BENEFIT PLAN SPONSORED BY THE COMPANY?

A: If you hold Common Stock of the Company through any of the following employee benefit plans, you can vote them by following the instructions above:

Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees

Rayonier Advanced Materials Inc. Jesup Plant Savings Plan for Hourly Employees

Rayonier Advanced Materials Inc. Fernandina Plant Savings Plan for Hourly Employees

2020 RYAM PROXY STATEMENT	D-1

APPENDIX D QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Note that if you do not vote your stock held in any of these Company employee benefit plans or do not specify your voting instructions on your proxy card, the trustee of the employee benefit plans will vote your plan stock in the same proportion as the stock for which voting instructions have been received. To allow sufficient time for voting by the trustee, your voting instructions for stock held in the above employee benefit plans must be received by May 13, 2020.

Q: WHAT DO I NEED TO DO TO ATTEND THE ANNUAL MEETING?

A: To attend the Annual Meeting, you will need to bring (1) proof of ownership of Common Stock as of the record date, which is the close of business on March 20, 2020 and (2) a valid government-issued photo identification. If you are a stockholder of record, proof of ownership can include your proxy card or the Internet Notice. If your stock is held in the name of a broker, bank or other holder of record, you must present proof of your beneficial ownership, such as a proxy obtained from your street name nominee (particularly if you want to vote your stock at the Annual Meeting) or a bank or brokerage account statement (in which case you will not be able to vote your stock at the Annual Meeting), reflecting your ownership of Common Stock as of the record date. If you do not have proof of ownership together with a valid picture identification, you will not be admitted to the meeting.

Admission to the Annual Meeting is limited to stockholders as of the record date and one immediate family member; one individual properly designated as a stockholder’s authorized proxy holder; or one qualified representative authorized to present a stockholder proposal properly before the meeting.

No cameras, recording equipment, large bags, briefcases, or packages will be permitted in the Annual Meeting. The Company may implement additional security procedures to ensure the safety of the meeting attendees.

Q: IS MY VOTE CONFIDENTIAL?

A: Proxy cards, ballots and reports of Internet and telephone voting results that identify individual stockholders are mailed or returned directly to Broadridge Financial Services, Inc. (Broadridge), our

vote tabulator, and handled in a manner that protects your privacy. Your vote will not be disclosed except:

As needed to permit Broadridge and our inspector of elections to tabulate and certify the vote

As required by law

If we determine that a genuine dispute exists as to the accuracy or authenticity of a proxy, ballot or vote; or

In the event of a proxy contest where all parties to the contest do not agree to follow our confidentiality policy

Q: WHAT STOCK IS COVERED BY MY INTERNET NOTICE OR PROXY CARD?

A: You should have been provided an Internet Notice or proxy card for each account in which you own Common Stock either:

Directly with Computershare, our transfer agent, as a stockholder of record, which includes stock purchased through any of our employee benefit plans; or

Indirectly through a broker, bank or other holder of record.

Q: WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR PROXY CARD?

A: It means that you have multiple accounts in which you own Common Stock. Please vote all stock in each account for which you receive an Internet Notice or proxy card to ensure that all your stock is voted. However, for your convenience we recommend that you contact your broker, bank or our transfer agent to consolidate as many accounts as possible under a single name and address. Our transfer agent is Computershare. All communications concerning stock you hold in your name, including address changes, name changes, requests to transfer stock and similar issues, can be handled by making a toll-free call to Computershare at 1-866-246-0322. From outside the U.S. you may call Computershare at 201-680-6578.

Q: HOW CAN I CHANGE MY VOTE?

A: You can revoke your proxy and change your vote by:

Voting on the Internet or by telephone before 11:59 p.m. Eastern Daylight Time on the day before the Annual Meeting or, for employee benefit plan stock, the cut off date noted above (only your most recent Internet or telephone proxy is counted)

D-2

APPENDIX D QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Signing and submitting another proxy card with a later date at any time before the polls close at the Annual Meeting

Giving timely written notice of revocation of your proxy to our Corporate Secretary at 1301 Riverplace Boulevard, Suite 2300, Jacksonville, Florida 32207; or

Voting again in person before the polls close at the Annual Meeting

Q: HOW MANY VOTES ARE NEEDED TO HOLD THE MEETING?

A: In order to conduct the Annual Meeting, a majority of the Common Stock outstanding as of the close of business on March 20, 2020 must be present, either in person or represented by proxy. All stock voted pursuant to properly submitted proxies and ballots, as well as abstentions and stock voted on a discretionary basis by banks or brokers in the absence of voting instructions from their customers, will be counted as present and entitled to vote for purposes of satisfying this requirement.

Q: HOW MANY VOTES ARE NEEDED TO ELECT THE NOMINEES FOR DIRECTOR?

A: The affirmative vote of a majority of the votes cast with respect to each nominee at the Annual Meeting is required to elect that nominee as a director. For this proposal, a majority of the votes cast means that the number of votes “FOR” a nominee must exceed the number of votes “AGAINST” a nominee. Abstentions will therefore not affect the outcome of director elections.

Please note that under NYSE rules, banks and brokers are not permitted to vote the uninstructed stock of their customers on a discretionary basis (referred to as broker non-votes) in the election of directors. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock in the election of directors, no votes will be cast on your behalf in the election of directors. Because broker non-votes will have no effect on the outcome of the vote, it is critical that you instruct your bank or broker if you want your vote to be counted in the election of directors.

Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS?

A: The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to declassify the board of directors will be approved if holders of 80% of the outstanding shares of stock entitled to vote at the Annual Meeting cast votes “FOR” the proposal. Failing to vote or abstaining from voting will have the same effect as a vote against the proposal.

Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to a Board declassification proposal. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have the same effect as a vote against the proposed amendment, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.

Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSAL TO AMEND THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE THE SUPERMAJORITY VOTING PROVISIONS?

A: The proposal to amend the Company’s Amended and Restated Certificate of Incorporation to remove the supermajority voting provisions will be approved if holders of 80% of the outstanding shares of stock entitled to vote at the Annual Meeting cast votes “FOR” the proposal. Failing to vote or abstaining from voting will have the same effect as a vote against the proposal.

Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to removal of supermajority voting provisions. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have the same effect as a vote against the proposed amendment, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.

2020 RYAM PROXY STATEMENT	D-3

APPENDIX D QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE SAY ON PAY PROPOSAL?

A: The affirmative vote of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote is required for approval, on an advisory basis, of the Say on Pay proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will not affect the outcome of the proposal.

Banks and brokers are not permitted to vote uninstructed stock for any Company proposals relating to executive compensation. As a result, if you hold your stock through an account with a bank or broker and you do not instruct your bank or broker how to vote your stock on this proposal, no votes will be cast on your behalf with regard to approval of the proposal. Because broker non-votes will have no effect on the outcome of the vote, it is critical that you instruct your bank or broker if you want your vote to be counted in the approval of the proposal.

Q: HOW MANY VOTES ARE NEEDED TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM?

A: The affirmative vote of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of the Company’s independent registered public accounting firm. Abstentions will have the same effect as a vote “AGAINST” this proposal. Any broker non-votes will have no effect on the ratification of the appointment of our independent registered public accounting firm; however, because brokers, banks and other nominees are permitted under NYSE rules to vote on this routine proposal even if such broker, bank or other nominee does not receive voting instructions, we do not expect broker non-votes on this routine proposal.

Q: WILL ANY OTHER MATTERS BE VOTED ON?

A: We do not expect any other matters to be considered at the Annual Meeting. However, if a matter not listed on the Internet Notice or proxy card is legally and properly brought before the Annual Meeting, the persons named as proxies in our proxy materials intend to vote the shares for which we have received proxies in accordance with their best judgment. Under the Company’s Bylaws, all stockholder proposals must have been received by December 10, 2019 to be considered for inclusion in this Proxy Statement, and all other stockholder proposals and director nominations must have been received between January 21, 2020 and February 20, 2020 to be otherwise properly brought before the Annual Meeting. We have not received any stockholder proposals or director nominations from stockholders to be acted upon at the Annual Meeting.

Q: WHO WILL COUNT THE VOTES?

A: Representatives of Broadridge will count the votes, however submitted. A Company representative will act as inspector of elections.

Q: HOW WILL I LEARN THE RESULTS OF THE VOTING?

A: We intend to announce the preliminary voting results of the proposals at the Annual Meeting and to disclose final voting results in a Form 8-K to be filed with the SEC no later than four business days following the Annual Meeting (or, if final results are not available at the time, within four business days of the date on which final results become available).

Q: WHO PAYS THE COST OF THIS PROXY SOLICITATION?

A: The Company pays the costs of soliciting proxies and has retained The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support. For these services, the Company will pay The Proxy Advisory Group, LLC a services fee and reimbursement of customary expenses, which are not expected to exceed $30,000 in the aggregate. The Company will also reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners of the Common Stock. Additionally, directors, officers and employees may solicit proxies on behalf of the Company by mail, telephone, facsimile, email and personal solicitation. Directors, officers and employees will not be paid additional compensation for such services.

Q: WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING OF STOCKHOLDERS DUE?

A: For a stockholder proposal to be considered for inclusion in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders (the 2021 Annual Meeting), the Company’s Corporate Secretary must receive the written proposal at our principal executive offices no later than the close of business on

D-4

APPENDIX D QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

December 9, 2020. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. The submission of a proposal in accordance with these requirements does not guarantee we will include the proposal in our Proxy Statement or on our proxy card. Proposals should be addressed to:

Corporate Secretary

Rayonier Advanced Materials Inc.

1301 Riverplace Boulevard, Suite 2300

Jacksonville, Florida 32207

For a stockholder proposal (including a director nomination) to be properly brought before the stockholders at the 2021 Annual Meeting outside of the Company’s Proxy Statement, the stockholder must comply with the requirements of the Company’s Bylaws and give timely notice in accordance with such Bylaws, which, in general, require the notice be received by the Corporate Secretary: (i) no earlier than the close of business on January 20, 2021; and (ii) no later than the close of business on February 19, 2021.

If the date of the 2021 Annual Meeting is moved more than 30 days before or more than 60 days after May 18, 2021, then notice of a stockholder proposal that is not intended to be included in the Company’s Proxy Statement must be received no earlier than the close of business 120 days prior to the meeting and not later than the close of business on the later of: (a) 90 days prior to the meeting; or (b) if the first public announcement of the date of the 2021 Annual Meeting is less than 100 days prior to the date of such meeting, 10 days after public announcement of the meeting date.

We strongly encourage any stockholder interested in submitting a proposal for the 2021 Annual Meeting to contact our Corporate Secretary at (904) 357-4600 prior to submission in order to discuss the proposal.

2020 RYAM PROXY STATEMENT	D-5

02 0000000000 1 OF 2 1 1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/17/2020 for shares held directly and by 11:59 P.M. ET on 05/13/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. RAYONIER ADVANCED MATERIALS INC ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 1301 RIVERPLACE BLVD SUITE 2300 If you would like to reduce the costs incurred by our company in mailing proxy materials, JACKONVILLE, FL 32207 you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Investor Address Line 1 Investor Address Line 2 VOTE BY PHONE - 1-800-690-6903 Investor Address Line 3 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET Investor Address Line 4 on 05/17/2020 for shares held directly and by 11:59 P.M. ET on 05/13/2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the Investor Address Line 5 12345678 instructions. John Sample12345678 12345678 1234 ANYWHERE STREET12345678 12345678 VOTE BY MAIL 12345678 ANY CITY, ON A1A 1A1 12345678 Mark, sign and date your proxy card and return it in the postage-paid envelope we have 12345678 provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 SHARES THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1a. De Lyle W. Bloomquist 0 0 0 For Against Abstain 1b. Paul G. Boynton 5. Ratification of the appointment of Grant 0 0 0 0 0 0 Thornton LLP as the independent registered public accounting firm for the Company. 1c. David C. Mariano 0 0 0 The Board of Directors recommends you vote FOR NOTE: Properly executed proxies will be voted in proposals 2, 3, 4 and 5. For Against Abstain the manner instructed herein, or if no instruction is provided, then the proxy will be voted For all 2. Approval of an amendment to the Company’s nominees and For Proposals 2, 3, 4 and 5. The 0 0 0 Amended and Restated Certificate of named proxies are also authorized, in their Incorporation to declassify the Board of discretion, to consider and act upon such other Directors. business as may properly come before the meeting or any adjournment thereof. 3. Approval of an amendment to the Company’s 0 0 0 Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions. 4. Advisory approval of the compensation of our 0 0 0 Investor Address Line 1 named executive officers as disclosed in our Investor Address Line 2 Proxy Statement. Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 Please sign exactly as your name(s) appear(s) hereon where indicated below, John Sample including any joint owner(s). If signing as an attorney, executor, 1234 ANYWHERE STREET administrator or other fiduciary, please give your full title. If signing ANY CITY, ON A1A 1A1 as an entity, please have an authorized signatory sign in full corporate or partnership name. SHARES CUSIP # SEQUENCE # JOB # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date PAGE 1 OF 2 0000452871_1 R1.0.1.1802 0000000000 1 OF 2 1 1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/17/2020 for shares held directly and by 11:59 P.M. ET on 05/13/2020 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. RAYONIER ADVANCED MATERIALS INC ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 1301 RIVERPLACE BLVD SUITE 2300 If you would like to reduce the costs incurred by our company in mailing proxy materials, JACKONVILLE, FL 32207 you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. Investor Address Line 1 Investor Address Line 2 VOTE BY PHONE - 1-800-690-6903 Investor Address Line 3 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET Investor Address Line 4 on 05/17/2020 for shares held directly and by 11:59 P.M. ET on 05/13/2020 for shares held in a Plan. Have your proxy card in hand when you call and then follow the Investor Address Line 5 12345678 instructions. John Sample12345678 12345678 1234 ANYWHERE STREET12345678 12345678 VOTE BY MAIL 12345678 ANY CITY, ON A1A 1A1 12345678 Mark, sign and date your proxy card and return it in the postage-paid envelope we have 12345678 provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CONTROL # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 SHARES THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 x TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees For Against Abstain 1a. De Lyle W. Bloomquist 0 0 0 For Against Abstain 1b. Paul G. Boynton 5. Ratification of the appointment of Grant 0 0 0 0 0 0 Thornton LLP as the independent registered public accounting firm for the Company. 1c. David C. Mariano 0 0 0 The Board of Directors recommends you vote FOR NOTE: Properly executed proxies will be voted in proposals 2, 3, 4 and 5. For Against Abstain the manner instructed herein, or if no instruction is provided, then the proxy will be voted For all 2. Approval of an amendment to the Company’s nominees and For Proposals 2, 3, 4 and 5. The 0 0 0 Amended and Restated Certificate of named proxies are also authorized, in their Incorporation to declassify the Board of discretion, to consider and act upon such other Directors. business as may properly come before the meeting or any adjournment thereof. 3. Approval of an amendment to the Company’s 0 0 0 Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions. 4. Advisory approval of the compensation of our 0 0 0 Investor Address Line 1 named executive officers as disclosed in our Investor Address Line 2 Proxy Statement. Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 Please sign exactly as your name(s) appear(s) hereon where indicated below, John Sample including any joint owner(s). If signing as an attorney, executor, 1234 ANYWHERE STREET administrator or other fiduciary, please give your full title. If signing ANY CITY, ON A1A 1A1 as an entity, please have an authorized signatory sign in full corporate or partnership name. SHARES CUSIP # SEQUENCE # JOB # Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date PAGE 1 OF 2 0000452871_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com RAYONIER ADVANCED MATERIALS INC Annual Meeting of Stockholders May 18, 2020 5:00 PM This proxy is solicited by the Board of Directors By signing this card, I (we) hereby (i) authorize PAUL G. BOYNTON and MARCUS J. MOELTNER, or each of them, each with full power to appoint his substitute, to vote as Proxy for me (us), and (ii) direct Reliance Trust Company, Trustee under the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees, Rayonier Advanced Materials Inc. Jesup Plant Savings Plan for Hourly Employees, and Rayonier Advanced Materials Inc. Fernandina Plant Savings Plan for Hourly Employees, to vote in person or by proxy all shares of Common Stock of Rayonier Advanced Materials Inc. allocated to any accounts of the undersigned under such Plans, and which the undersigned is entitled to vote, in each case, on all matters which properly come before the Annual Meeting of Stockholders of Rayonier Advanced Materials Inc. to be held at The DoubleTree Hotel, 1201 Riverplace Boulevard, Jacksonville, Florida on Monday, May 18, 2020 at 5:00 p.m., Eastern Daylight Time, or at any adjournment thereof, the number of shares which I (we) would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or at any adjournment thereof. The stock represented by this proxy when properly executed by the stockholder(s) will be voted in the manner directed herein. If no direction is properly made, this proxy will be voted For all nominees and For Proposals 2, 3, 4, and 5. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. YOU MAY VOTE BY INTERNET OR PHONE BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued, and to be signed and dated, on reverse side.) 0000452871_2 R1.0.1.18Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report and Notice and Proxy Statement are available at www.proxyvote.com RAYONIER ADVANCED MATERIALS INC Annual Meeting of Stockholders May 18, 2020 5:00 PM This proxy is solicited by the Board of Directors By signing this card, I (we) hereby (i) authorize PAUL G. BOYNTON and MARCUS J. MOELTNER, or each of them, each with full power to appoint his substitute, to vote as Proxy for me (us), and (ii) direct Reliance Trust Company, Trustee under the Rayonier Advanced Materials Inc. Investment and Savings Plan for Salaried Employees, Rayonier Advanced Materials Inc. Jesup Plant Savings Plan for Hourly Employees, and Rayonier Advanced Materials Inc. Fernandina Plant Savings Plan for Hourly Employees, to vote in person or by proxy all shares of Common Stock of Rayonier Advanced Materials Inc. allocated to any accounts of the undersigned under such Plans, and which the undersigned is entitled to vote, in each case, on all matters which properly come before the Annual Meeting of Stockholders of Rayonier Advanced Materials Inc. to be held at The DoubleTree Hotel, 1201 Riverplace Boulevard, Jacksonville, Florida on Monday, May 18, 2020 at 5:00 p.m., Eastern Daylight Time, or at any adjournment thereof, the number of shares which I (we) would be entitled to vote if personally present. The proxies shall vote subject to the directions indicated on the reverse side of this card and proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting or at any adjournment thereof. The stock represented by this proxy when properly executed by the stockholder(s) will be voted in the manner directed herein. If no direction is properly made, this proxy will be voted For all nominees and For Proposals 2, 3, 4, and 5. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. YOU MAY VOTE BY INTERNET OR PHONE BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. IF YOU CHOOSE TO VOTE BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. (Continued, and to be signed and dated, on reverse side.) 0000452871_2 R1.0.1.18